UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

P10, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

⬛ ⬛ ⬛

Dear P10 Stockholders,

As we prepare to conduct our shareholder meeting on June 17, 2022, we want to share a few thoughts about P10 and our truly remarkable year. We delivered record financial performance, added two premier investment strategies to our private markets portfolio, and became a New York Stock Exchange-listed company trading under the symbol PX. We believe that we are well positioned for continued organic growth and our unique business structure makes us an attractive partner as we look for ways to inorganically expand our platform. With over 55% of our outstanding shares held by insiders, the management team is aligned with long-term shareholders.

We began 2021 with $12.7 billion in fee paying assets under management (FPAUM) and concluded the year with $17.3 billion in FPAUM. That is a 36% increase from where we started the year. Of the $4.6 billion increase, $952 million is attributable to acquisitions. That is an impressive 29% annual organic growth rate. Revenue increased from $67.4 million in 2020 to $150.5 million in 2021, for a 123% increase. Adjusted EBITDA increased year-over-year from $34.8 million to $83.1 million, and adjusted net income increased year-over-year from $23.9 million to $62.8 million. Not only did we deliver excellent top line growth, but we demonstrated the strength of our model by reporting $.56 per share in fully diluted Adjusted Net Income. The charts at the end of this letter highlight the record 2021 performance.

Our positive financial performance is the result of a focused go to market strategy that offers clients exposure to hard to access, best in class investment opportunities in the middle and lower middle market. This particular market emphasis is especially relevant as the current environment for initial public offerings has become more challenging than in the recent past. Companies in the middle and lower middle market are generally not as dependent on initial public offering exits as are larger private companies. We view our market space as healthy and a rich environment from which larger PE sponsors, many of whom are coming off record fundraising years, can find attractive acquisition candidates. With over 150,000 companies with revenues between $10 million and $250 million, the middle and lower middle market offers significant white space from which to expand our private equity, venture capital, private credit, and impact market presence. By staying focused on the middle and lower middle market, we have earned trusted relationships with the best fund managers and refined our disciplined and proprietary investment process. The result is attractive fund performance which feeds a virtuous cycle of reinvestment from current clients and encourages new client acquisition.

In 2021, we complemented our lineup of premier investment strategies by acquiring Bonaccord Capital Partners and Hark Capital. At the time we made the acquisitions, their combined FPAUM was approximately $952 million. Bonaccord and Hark have experienced strong growth and now have the benefit of access to our thousands of general and limited partner relationships. As both strategies prepare to launch successor funds, we expect strong interest from clients around the world. With over $17 billion in FPAUM across nearly two dozen investment strategies spanning multiple unique private asset classes, we believe we have the pieces in place to continue to deliver strong organic growth and free cash flow generation in coming years. At the same time, we believe our structural alignment and integration capabilities make us a partner of choice for investment strategies looking to join a larger platform to accelerate growth. In short, we believe we have multiple levers to create value for PX shareholders over the long term.

Another important achievement in 2021 was becoming an NYSE-listed company. On October 21, 2021, institutional investors purchased 11.5 million primary shares and 8.5 million secondary shares at $12 per share in our initial public offering. We attracted a premier set of institutional investors who understand the alternative assets space and P10’s unique business model. The capital we raised allowed us to pay down a portion of our debt, refinance the remainder, and strengthen our balance sheet. As part of our December 2021 debt refinancing, we significantly reduced our interest rate and aligned with a premier set of banks led by JPMorgan Chase and Texas Capital Bank. The agreement also has an optional $125 million accordion feature that bolsters our capability to fund an acquisition using our existing credit facility.

Letter to Stockholders

While our financial results are gratifying, we are not solely focused on driving revenue through our scalable platform. Our business is built on relationships and those are everything to us. Not just with general partners and limited partners, but with employees. Employee retention is key to the execution of our business plan, and we are keenly aware of the importance our people play in the success of our business. RCP Advisors, TrueBridge, Five Points Capital, Enhanced Capital, Hark Capital, and Bonaccord Capital Partners each pursue different strategies, but we are all bound by shared purpose. Each of these affiliates pursue investments that not only offer attractive returns, but that align with our core values. Of note is the work done by our impact strategy, Enhanced Capital. For over 21 years, Enhanced Capital has brought economic opportunity to disadvantaged and overlooked communities. As of 2021, Enhanced Capital has raised over $2.6 billion in impact assets and invested across more than 700 projects and businesses in 38 states, Washington DC, and Puerto Rico. Investments include renewable energy, historic building rehabilitation, affordable housing, and small business financing. Many of the investments benefit businesses owned by under-represented populations such as women, persons of color, and veterans, in addition to creating jobs in underserved communities. In March 2022, Enhanced Capital was recognized by ImpactAssets and selected for the IA 50 2022 Impact Fund Managers list. This distinct recognition is evidence of the meaningful difference Enhanced Capital’s projects have made in people’s lives. We are proud of the contribution we are making to our society and in 2022 we expect to highlight more of these achievements to our public shareholders. As Environmental, Social, and Governance (ESG) issues become more important for public companies, we similarly are focusing efforts on making significant and measurable direct impact in communities across the United States.

In closing, we extend our most sincere gratitude for a remarkable year. We are deeply grateful to our employees, board of directors, limited partners, general partners, and public shareholders for their support over many years. Together we are building something special: the premier private markets solutions provider in the middle and lower middle market. Thank you for your continued support.

Sincerely,

Robert Alpert Robert Alpert Chairman of the Board and Co-Chief Executive Officer	C. Clark Webb C. Clark Webb Director and Co-Chief Executive Officer

April 29, 2022

2        P10, Inc.

Letter to Stockholders

Caution Regarding Forward-Looking Information

Some of the statements in this document may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. The inclusion of any forward-looking information in this document should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy; and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in our annual report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on March 21, 2022 and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

2022 Proxy Statement        3

Letter to Stockholders

Fee-Paying Assets Under Management, or FPAUM

FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation.

Use of Non-GAAP Financial Measures

The non-GAAP financial measures contained in this document) (including, without limitation, Adjusted EBITDA, Adjusted Net Income (“ANI”) and fee-paying assets under management are not GAAP measures of the Company’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included later in this document. The Company believes the presentation of these non-GAAP measures provide useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods. It is reasonable to expect that one or more excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period. Adjusted EBITDA and ANI should not be considered substitutes for net income or cash flows from operating, investing, or financing activities. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

2021 Highlights

	Twelve Months Ended
Financial Results ($ in Millions)	December 31, 2021	December 31, 2020
Actual FPAUM ($Bn)	$17.3	$12.7
Pro Forma FPAUM ($Bn)(1)	$17.3	$13.4
GAAP Financial Metrics
Revenue	$150.5	$67.4
Operating Expenses	$110.0	$58.7
GAAP Net Income	$10.8	$23.8
Fully Diluted GAAP EPS	$0.08	$0.36
Non-GAAP Financial Metrics
GAAP Revenue	$150.5	$67.4
Adjusted EBITDA (2)	$83.1	$34.8
Adjusted EBITDA Margin	55%	52%
Adjusted Net Income (2)	$62.8	$23.9
Fully Diluted ANI EPS (3)	$0.56	$0.29

Notes:

1.	FPAUM on a pro forma basis assumes the acquisitions of Five Points, TrueBridge, Enhanced, Bonaccord, and Hark were completed as of January 1, 2020.
2.	Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. Please refer to the Non-GAAP Financial Measures chart for a reconciliation of non-GAAP to GAAP measures.
3.

Fully Diluted ANI EPS calculations include the total of all common shares, stock options under the treasury stock method, and the redeemable non-controlling interests of P10 Intermediate converted to Class B stock as of each period presented.

4        P10, Inc.

Letter to Stockholders

Non-GAAP Financial Measures (unaudited)

	Twelve Months Ended
(Dollars in thousands except share and per share amounts)	December 31, 2021	December 31, 2020
GAAP Net Income	$10,767	$23,806
Add back (Subtract):
Depreciation & amortization	30,703	15,571
Interest expense, net (1)	37,497	11,720
Income tax benefit	(7,070)	(26,837)
Non-recurring expenses	8,807	9,832
Non-cash stock based compensation	2,416	714
Adjusted EBITDA	83,120	34,806
Less:
Cash interest expense, net	(17,997)	(9,699)
Cash income taxes, net of tax paid related to acquisitions	(2,308)	(1,169)
Adjusted Net Income	62,815	23,938
ANI Earnings per Share
Weighted average shares outstanding, basic	72,660	62,465
Weighted average shares outstanding, diluted	112,331	81,435
ANI per share	$0.86	$0.38
Diluted ANI per share	$0.56	$0.29

(1)	Includes Interest expense, net, Interest expense implied on notes payable to sellers and Loss on extinguishment of debt as shown on the Consolidated Statements of Operations.

Above is a calculation of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP measures, which are reconciled in the table above. These measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative measure. We use Adjusted Net Income, or ANI, as well as Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) to provide additional measures of profitability.

We use the measures to assess our performance relative to our intended strategies, expected patterns of profitability, and budgets, and use the results of that assessment to adjust our future activities to the extent we deem necessary. ANI reflects our actual cash flows generated by our core operations. ANI is calculated as Adjusted EBITDA, less actual cash paid for interest (net of interest accelerated related to debt payoff in Q4 2021) and federal and state income taxes.

In order to compute Adjusted EBITDA, we adjust our GAAP Net Income for the following items:

•	Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation)

•	The cost of financing our business [continued in next column]
•	Non-Recurring Transaction Fees include the following:

•	Acquisition-related expenses which reflect the actual costs incurred during the period for the acquisition of new businesses, which primarily consists of fees for professional services including legal, accounting, and advisory

•	Registration-related expenses include professional services associated with our prospectus process incurred during the period, and does not reflect expected regulatory, compliance, and other costs which may be incurred subsequent to our Initial Public Offering, and

•	The effects of income taxes.

Adjusted Net Income reflects the cash payments made for interest, which differs significantly from total interest expense that includes non-cash interest on the non-interest-bearing Seller Notes related to our acquisitions of RCP 2 and RCP 3 and in the fourth quarter 2021 accelerated interest and, prepayment penalties associated with early retirement of debt. Similarly, the cash income taxes paid during the periods is significantly lower than the net income tax benefit, which is primarily comprised of deferred tax expense.

Fully Diluted ANI EPS calculations include the total of all common shares, stock options under the treasury stock method, and the redeemable non-controlling interests of P10 Intermediate converted to Class B stock as of each period presented.

2022 Proxy Statement        5

Notice of Annual Meeting of Stockholders

1	Proxy Statement

1	Proxy Summary

1	About the Meeting

5	Stock Ownership

7	Matters to Come Before the Annual Meeting

7	Proposal 1: Election of Directors

10	Board Meetings; Corporate Governance; Committees and Membership

15	Director Compensation

16	Executive Compensation

21	Compensation Policies and Practices and Risk

22	Audit Committee Report

23	Proposal 2: Approval of Amendment to the 2021 Stock Incentive Plan

30	Proposal 3: Ratification of Independent Registered Public Accounting Firm

31	Delinquent Section 16(a) Reports

31	Other Matters

2022 Proxy Statement        i

Notice of Annual Meeting of Stockholders

Notice is hereby given that the 2022 Annual Meeting of Stockholders of P10, Inc. (“P10” or the “Company”) will be held at 4514 Cole Ave, 3rd Floor, Dallas, TX 75205 at 9:00 a.m., local time, on Friday, June 17, 2022 for the following purposes:

1.  To elect the following nominees as Class I Directors to serve for a term of three years: C. Clark Webb, Scott Gwilliam, and Edwin Poston;

2.  To approve an amendment to the 2021 Stock Incentive Plan to increase the number of shares issuable under the Plan;

3.  To ratify the selection of KPMG LLP as our Independent Registered Public Accounting Firm for our fiscal year ending December 31, 2022; and

4.  To transact such other business as may properly come before the meeting or any adjournment thereof.

These proposals are more fully described in the Proxy Statement following this Notice.

The Board of Directors recommends that you vote (i) FOR the election of all three nominees to serve as Class I directors of the Company for a term of three years, (ii) FOR the approval of the amendments to the P10, Inc. 2021 Stock Incentive Plan to increase the number of shares issuable under the Plan by 5,000,000 shares, and (iii) FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Along with the attached Proxy Statement, we are sending you copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

The Board of Directors has fixed the close of business on April 25, 2022 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on April 25, 2022 will be available for inspection by any of our stockholders for any purpose germane to the Annual Meeting during normal business hours at our principal executive offices, 4514 Cole Ave, Suite 1600, Dallas, TX 75205, beginning on June 7, 2022 and at the Annual Meeting.

Stockholders are cordially invited to attend the Annual Meeting in person. Regardless of whether you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy, or vote by internet or telephone, to ensure that your shares are represented at the Annual Meeting.

By Order of the Board of Directors,

Robert Alpert

Robert Alpert

Co-Chief Executive Officer and Chairman of the Board of Directors

April 29, 2022

Annual Meeting Information

Date and Time:

Friday, June 17, 2022

9:00 a.m., local time

Location:

4514 Cole Ave, 3rd Floor

Dallas, TX, 75205

Record Date:

Close of Business

April 25, 2022

Voting Information

Your vote is important. Please vote via the Internet or telephone.

By Internet

Visit: www.proxypush.com/PX

By Phone

Call: 1-866-983-6559

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 17, 2022: The Notice of Annual Meeting of Stockholders, the accompanying proxy statement and our 2021 Annual Report to Stockholders are available at www.p10alts.com and www.proxypush.com/PX These proxy materials are first being sent or made available to stockholders commencing on or about April 29, 2022.

Proxy Summary

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 17, 2022

Proxy Summary

This summary highlights certain information contained elsewhere in our proxy statement. This summary does not contain all the information that you should consider, and you should carefully read the entire proxy statement and our 2021 Annual Report to Stockholders before voting. The Notice of Annual Meeting of Stockholders, the accompanying proxy statement and our 2021 Annual Report to Stockholders are available at www.p10alts.com and www.proxypush.com/PX and are first being sent or made available to stockholders commencing on or about April 29, 2022.

About the Meeting

What is the date, time and place of the annual meeting?

P10 Inc.’s 2022 Annual Stockholders’ Meeting will be held on Friday, June 17, 2022 beginning at 9:00 a.m., local time, at 4514 Cole Ave, 3rd Floor, Dallas, TX 75205.

What is the purpose of the annual meeting?

At the annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, consisting of (1) the election of Class I directors; (2) an amendment to the P10, Inc. 2021 Stock Incentive Plan, to increase the number of the Company’s shares issuable under the Plan by 5,000,000 shares; (3) the ratification of the appointment of KPMG LLP as P10’s independent registered public accounting firm for the year ending December 31, 2022; and (4) any other matters that properly come before the meeting.

What are the voting rights of the holders of our common stock?

Each share of our Class A common stock will entitle its holder to one vote on all matters to be voted on by stockholders generally.

Each share of our Class B common stock will entitle its holder to ten votes until a Sunset becomes effective. After a Sunset becomes effective, each share of our Class B common stock will automatically convert into Class A common stock. The Class B Holders have approximately 95.8% of the combined voting power of our common stock.

A “Sunset” is triggered by any of the earlier of the following:

•

the Sunset Holders cease to maintain direct or indirect beneficial ownership of 10% of the outstanding shares of Class A common stock (determined assuming all outstanding shares of Class B common stock have been converted into Class A common stock);

•	the Sunset Holders collectively cease to maintain direct or indirect beneficial ownership of at least 25% of the aggregate voting power of the outstanding shares of our common stock; and

•	upon the tenth anniversary of the effective date of our amended and restated certificate of incorporation.

Holders of Class B common stock may elect to convert shares of Class B common stock on a one-for-one basis into Class A common stock at any time. Holders of our Class A common stock and Class B common stock will vote together as a single class on all matters presented to our stockholders for their vote or approval, except as set forth in our amended and restated certificate of incorporation or as otherwise required by applicable law.

2022 Proxy Statement        1

Proxy Summary

P10, Inc. entered into a controlled company agreement (the “Controlled Company Agreement”), with principals of 210 Capital, L.L.C. (“210 Capital”) and certain of their affiliates (the “210 Group”), RCP Advisors and certain of their affiliates (the “RCP Group”) and TrueBridge and certain of their affiliates (the “TrueBridge Group”), granting each party certain board designation rights. So long as the 210 Group continues to collectively hold a combined voting power of (A) at least 10% of the shares of common stock outstanding immediately following the closing date of the IPO (the “Closing Date”), P10, Inc. shall include in its slate of nominees two (2) directors designated by the 210 Group and (B) less than 10% but at least 5% of the shares of common stock outstanding immediately following the Closing Date, one (1) director designated by the 210 Group. So long as the RCP Group and any of their permitted transferees who hold shares of common stock as of the applicable time continue to collectively hold a combined voting power of at least 5% of the shares of common stock outstanding immediately following the IPO, P10, Inc. shall include in its slate of nominees one (1) director designated by the RCP Stockholders. So long as TrueBridge and any of its permitted transferees who hold shares of common stock as of the applicable time continue to collectively hold a combined voting power of at least 5% of the shares of common stock outstanding immediately following the IPO, P10, Inc. shall include in its slate of nominees one (1) director designated by the TrueBridge Group.

The 210 Group, the RCP Group and TrueBridge Group have the right to designate two, one and one directors, respectively. In addition, the parties to our Controlled Company Agreement will agree to elect three directors who are not affiliated with any party to our Controlled Company Agreement and who satisfy the independence requirements applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act. These board designation rights are subject to certain limitations and exceptions.

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on April 25, 2022, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. As of the record date, there were 35,704,971 shares of Class A common stock outstanding and 81,487,776 shares of Class B common stock outstanding, all of which are entitled to be voted at the annual meeting. Whether or not you plan to attend the meeting, we encourage you to fill out and return the proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

A list of stockholders will be available at our headquarters at 4514 Cole Ave, Suite 1600, Dallas, TX 75205 for a period of ten days prior to the annual meeting and at the annual meeting itself for examination by any stockholder.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•

Stockholder of Record. If (i) your shares of Class A common stock are registered directly in your name with the Company’s transfer agent, or (ii) you hold shares of Class B common stock, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

•

Beneficial Owner of Shares Held in Street Name. If your shares of Class A common stock are held in an account at a brokerage firm, bank, dealer, custodian or other similar organization acting as nominee (each, a “broker”), then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date, to attend the meeting, and you will need to bring a signed proxy from your broker in order to vote your shares at the meeting.

2        P10, Inc.

Proxy Summary

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of common stock representing a majority of the combined voting power of the outstanding shares of stock on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, there were 35,704,971 shares of Class A common stock outstanding and 81,487,776 shares of Class B common stock outstanding, all of which are entitled to be voted at the annual meeting, and therefore holders of common stock representing 425,291,366 combined voting power will constitute a quorum.

What vote is required to approve each item?

For purposes of electing directors at the annual meeting, the nominees receiving the support of stockholders representing the greatest voting power amongst holders of common stock present at the meeting, in person or by proxy and entitled to vote, shall be elected as directors. The affirmative vote of a majority of the combined voting power of the shares of common stock present at the meeting in person or by proxy and entitled to vote is required for the approval of the amendment to the 2021 Stock Incentive Plan, the ratification of the selection of KPMG LLP, and approval of any other matter that may be properly submitted to a vote of our stockholders.

The inspector of election for the annual meeting shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall count and tabulate ballots and votes and determine the results thereof. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum. A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner. Broker non-votes will not be counted as votes cast “for” or votes “withheld” for the election of directors, but are considered “shares present” for purposes of determining whether a quorum exists. If less than a majority of the combined voting power of the outstanding shares of common stock is represented at the annual meeting, a majority of the shares so represented may adjourn the annual meeting from time to time without further notice.

What are the Board’s recommendations?

As more fully discussed under Summary of Matters to be Voted On, our Board of Directors recommends a vote: (i) FOR the election of all three nominees to serve as Class I directors of the Company for a term of three years, (ii) FOR the approval of the amendments to the P10, Inc. 2021 Stock Incentive Plan to increase the number of shares issuable under the Plan by 5,000,000 shares, and (iii) FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted: (i) FOR the election of all three nominees to serve as Class I directors of the Company for a term of three years, (ii) FOR the approval of the amendments to the P10, Inc. 2021 Stock Incentive Plan to increase the number of shares issuable under the Plan by 5,000,000 shares, (iii) FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and (iv) in accordance with the recommendation of our Board of Directors, FOR or AGAINST all other matters as may properly come before the annual meeting. In the event a stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

How do I vote?

If you are a holder of record (that is, if your shares are registered in your own name with our transfer agent), you may vote using the enclosed proxy card. Voting instructions are provided on the proxy card contained in the proxy materials. Holders of record may vote their shares by regular mail, by phone at 1-866-983-6559, online at www.proxypush.com/PX, or in person at the Annual Meeting.

2022 Proxy Statement        3

Proxy Summary

If you are a street name holder (that is, if you hold your shares through a bank, broker or other holder of record), you must vote in accordance with the voting instruction form provided by your bank, broker or other holder of record. The availability of telephone or internet voting will depend upon your bank’s, broker’s, or other holder of record’s voting process.

If you come to the Annual Meeting, you can, of course, vote in person. If you are a street name holder and wish to vote at the meeting, you must first obtain a proxy from your bank, broker or other holder of record authorizing you to vote.

Can I change my vote after I return my proxy card?

Yes. The giving of a proxy does not eliminate the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise of that proxy, by voting in person at the annual meeting, by filing a written revocation or duly executed proxy bearing a later date with our Secretary at our headquarters.

Who pays for costs relating to the proxy materials and annual meeting of stockholders?

The costs of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting of Stockholders and the enclosed Annual Report and proxy card, along with the cost of posting the proxy materials on our website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing. We have retained InvestorCom, LLC to aid in the solicitation at an estimated cost of $5,000 plus reimbursable out-of-pocket expenses.

4        P10, Inc.

Stock Ownership

Stock Ownership

Security Ownership of Certain Beneficial Owners and Management

The following table shows information regarding the beneficial ownership of our common stock for the following:

•	Each stockholder known by us to beneficially own more than 5% of our common stock;

•	Each of our directors and director nominees;

•	Each executive officer named in the Summary Compensation Table in “Executive Compensation;” and

•	All directors and executive officers as a group.

All information is as of the record date, April 25, 2022, except as noted otherwise. On such date, there were 35,704,971 shares of Class A common Stock outstanding with the right to one vote per share on each matter to come before the meeting, 81,487,776 shares of Class B common stock outstanding with the right to ten votes per share on each matter to come before the meeting, and all outstanding shares have a combined voting power of 850,582,731 votes.

Name and Address of Beneficial Ownership	Class A Common Stock Beneficially Owned	Class B Common Stock Beneficially Owned	Combined Voting Power and Nature of Class		Percent of Class A	Percent of Class B		Percent of Combined Voting Power
AllianceBernstein L.P.	2,718,947		2,718,947	(1)	7.6%			0.3%
T. Rowe Price Associates, Inc.	2,875,574		2,875,574	(2)	8.1%			0.3%
Federated Hermes, Inc.	2,822,860		2,822,860	(3)	7.9%			0.3%
Grandeur Peak Global Advisors, LLC	1,213,683		1,213,683	(4)	3.4%			0.1%
Altai Capital Management, L.P.	2,965,832		2,965,832	(5)	8.3%			0.3%
The Vanguard Group	1,700,281		1,700,281	(6)	4.8%			0.2%
Goldman Sachs Asset Management	1,313,903		1,313,903	(7)	3.7%			0.2%
The Conversant Opportunity Master Fund LP	1,333,340		1,333,340	(8)	3.7%			0.2%
Keystone XXX, LLC	0	8,920,177	89,201,770		0.0%	10.9%		10.5%
Robert Alpert	33,540	13,167,397	131,707,510	(9)	0.1%	16.2%	(9)	15.5%	(9)
C. Clark Webb	33,540	13,167,397	131,707,510	(9)	0.1%	16.2%	(9)	15.5%	(9)
William F. Souder	33,540	4,261,939	42,652,930	(10)	0.1%	5.2%		5.0%
Robert B. Stewart Jr.	13,291		13,291		0.0%			0.0%
Travis Barnes	13,291		13,291		0.0%			0.0%
Scott Gwilliam	9,451		9,451		0.0%			0.0%
Edwin Poston	33,540	8,694,409	86,977,630	(11)	0.1%	10.7%		10.2%
Jeff P. Gehl	33,540	4,261,939	42,652,930	(12)	0.1%	5.2%		5.0%
(All directors and executive officers as a group 8 persons)	203,733	30,385,684	304,060,573					35.7%

*	Less than one percent (1%)

(1)

Information reported is based on Schedule 13G/A as filed with the SEC on February 14, 2022 on which Alliance Bernstein L.P. reported sole voting power over 3,630,577 shares and sole dispositive power over 2,683,436 shares of our common stock as of December 31, 2021.

(2)

Information reported is based on Schedule 13G/A as filed with the SEC on February 14, 2022 on which T. Rowe Price Associates, Inc. reported sole voting power over 673,268 shares and sole dispositive power over 2,875,574 shares of our common stock as of December 31, 2021.

(3)

Information reported is based on Schedule 13G/A as filed with the SEC on February 14, 2022 on which Federated Hermes, Inc. reported sole voting power over 2,822,860 shares and sole dispositive power over 2,822,860 shares of our common stock as of December 31, 2021, held by the following subsidiary of Federated Hermes, Inc.: Voting Shares Irrevocable Trust.

(4)

Information reported is based on Schedule 13G as filed with the SEC on February 14, 2022 on which Grandeur Peak Global Advisors, LLC reported sole voting power over 1,213,638 shares and sole dispositive power over 1,213,638 shares of our common stock as of December 31, 2021.

2022 Proxy Statement        5

Stock Ownership

(5)

Information reported is based on Schedule 13G as filed with the SEC on February 11, 2022 on which Altai Capital Management, L.P. reported shared voting power over 2,965,832 shares and shared dispositive power over 2,965,832 shares of our common stock as of December 31, 2021, held by the following subsidiary of Altai Capital Management L.P.: Altai Capital Management, LLC.

(6)

Information reported is based on Schedule 13G as filed with the SEC on February 10, 2022 on which The Vanguard Group reported shared voting power over 6,235 shares, sole dispositive power over 1,687,147 shares, and shared dispositive power over 13,134 shares of our common stock as of December 31, 2021.

(7)

Information reported is based on Schedule 13G as filed with the SEC on February 4, 2022 on which Goldman Sachs Asset Management reported shared voting power over 1,246,369 shares and shared dispositive power over 1,313,903 shares of our common stock as of December 31, 2021, held by the following subsidiaries of Goldman Sachs Asset Management: Goldman Sachs Asset Management, L.P. and GS Investment Strategies, LLC.

(8)

Information reported is based on Schedule 13G as filed with the SEC on December 23, 2021 on which The Conversant Opportunity Master Fund LP reported shared voting power over 1,333,340 shares and shared dispositive power over 1,333,340 shares of our common stock as of December 31, 2021, held by the following subsidiaries of The Conversant Opportunity Master Fund LP: Conversant GP Holdings LLC and Conversant Capital LLC.

(9)

Information reported is based on Schedule 13G as filed with the SEC on February 14, 2022 on which Robert Alpert and C. Clark Webb reported shared voting power over 13,167,397 Class B shares (each share of Class B common stock entitles its holder to ten votes for each share held, until a Sunset becomes effective) and shared dispositive power over 13,167,397 Class B shares of our common stock as of December 31, 2021. Shares beneficially owned by Mr. Alpert, individually and in his capacity as President and sole shareholder of RHA Investments and Mr. Webb, individually and in his capacity as sole member of CCW Holdings.

(10)	Shares beneficially owned by Souder Family LLC. Mr. Souder has the power to direct the affairs of Souder Family LLC as its managing member.

(11)	Shares beneficially owned by TrueBridge Colonial Fund, u/a dated 11/15/2015. Mr. Poston has the power to direct the affairs of TrueBridge Colonial Fund, u/a dated 11/15/2015 as its trustee.

(12)	Shares beneficially owned by the Jeff P. Gehl Living Trust dated January 25, 2011. Mr. Gehl has the power to direct the affairs of the Jeff P. Gehl Living Trust dated January 25, 2011 as its trustee.

6        P10, Inc.

Matters to Come Before the Annual Meeting

Matters to Come Before the Annual Meeting

PROPOSAL 1:

Election of Directors

Nominees

Our amended and restated certificate of incorporation and bylaws classifies our board of directors into three classes of directors, serving staggered three-year terms of office. Directors designated as Class I directors have initial terms expiring at this Annual Meeting. Directors up for reelection at this Annual Meeting may be elected to a new three-year term expiring in 2025. Directors designated as Class II directors have initial terms expiring at our 2023 Annual Meeting of Stockholders. Directors up for reelection at our 2023 Annual Meeting of Stockholders may be elected to a new three-year term expiring in 2026. Directors designated as Class III directors have initial terms expiring at our 2024 Annual Meeting of Stockholders. Each director whose term expires at the 2024 Annual Meeting of Stockholders may be elected to a new three-year term expiring in 2027. Each director elected at any Annual Meeting of Stockholders thereafter (and any other individual who is nominated for election at any such meeting) shall be elected for a three-year term. There are no family relationships among any of our directors, executive officers or nominees.

Listed below are the nominees of our Board of Directors for election at the annual meeting.

Nominees for Election as Class I Directors at the Annual Meeting

C. Clark Webb Co-CEO and Director	Age: 41

Career Highlights

In additional to his role at P10, Mr. Webb is also the Co-Founder and Principal of 210 Capital. Previously, Clark was co-founder and manager of P10 Capital Management, LP, a Co-Portfolio Manager of the Lafayette Street Fund and a Partner at Select Equity Group, L.P. Mr. Webb holds a BA from Princeton University (2003). Mr. Webb is currently Chairman of the Board of Elah Holdings, Inc., Chairman of the Board of Collaborative Imaging, LLC, and a director of Crossroads Impact, Inc. He was formerly a director of Globalscape, Inc.

Committees:

N/A

Scott Gwilliam Director	Age: 52

Career Highlights

Mr. Gwilliam is a co-founder of Keystone Capital Management, a Chicago-based investment firm, where he has served as the Managing Partner since 2017. Mr. Gwilliam also currently serves as a director of CONSOR Engineers, an infrastructure engineering firm, VDA, a building sciences consultancy, Clearwater, a water operations and management company, Inspire 11, a leading digital transformation and data analytics firm and Merge, a full-service marketing agency. Prior to founding Keystone, Mr. Gwilliam was with Madison Dearborn Partners, a leading middle market private equity firm, and Kidder, Peabody & Company, a New York-based Investment Banking firm. Mr. Gwilliam received a B.S. degree in finance from the University of Virginia and a M.B.A. from Northwestern University.

Committees:

Audit; Compensation (Chair); Nominating and Corporate Governance

2022 Proxy Statement        7

Matters to Come Before the Annual Meeting

Edwin Poston Director	Age: 55

Mr. Poston is a Managing Partner and co-founder of TrueBridge Capital Partners LLC. Prior to founding TrueBridge, he was a Managing Director and Head of Private Equity at The Rockefeller Foundation, where he had responsibilities across the portfolio, including the oversight of its venture portfolio. Prior to The Rockefeller Foundation, Mr. Poston was the Senior Investment Officer at Brandywine Trust Company, where he worked across a portfolio of more than $4 billion for a limited number of high net worth families and foundations. Prior to starting his career in private equity investing at Fallingwater, LLC, Mr. Poston worked as an investment banker at NationsBanc Montgomery Securities (Bank of America Securities) and as an opportunistic real estate investor in Washington, D.C. Mr. Poston received a J.D. and M.B.A. from Emory University, and a B.A. degree from the University of North Carolina at Chapel Hill.

Committees:

N/A

Continuing Class II Directors (Term Expires 2023)

William F. Souder Chief Operating Officer	Age: 53

In addition to his role at P10, Mr. Souder is a Managing Partner and co-founder of RCP Advisors and serves on theBoard of Managers of all P10 operating vehicles. He has been involved in the private equity industry for over 20 years. Prior to founding RCP, Mr. Souder worked for Marsh & Mclennan, where he directed their Private Equity and Mergers & Acquisitions Practice throughout the Midwest Region. Fritz received a BA in Economics from the University of Virginia. Fritz is an active member on numerous boards including the Salisbury School and The Western Golf Association/Evans Scholar Foundation.

Committees:

N/A

Robert B. Stewart, Jr Director	Age: 56

Mr. Stewart is the former President of Acacia Research Corporation, an industry leader in patent licensing. Mr. Stewart was an executive at Acacia for over two decades, helping to deliver hundreds of millions of dollars of value to Acacia’s patent partners. Mr. Stewart received a B.S. degree from the University of Colorado at Boulder and has extensive experience in intellectual property, patent licensing, financial and public markets.

Committees:

Audit (Chair); Compensation; Nominating and Corporate Governance (Chair)

Continuing Class III Directors (Term Expires 2024)

Robert Alpert Co-CEO and Chairman of the board of directors	Age: 57

In addition to his role at P10, Mr. Alpert is also the co-founder and principal of 210 Capital. Additionally, he is the Chairman of the Board of Crossroads Systems, Inc and a director of Elah Holdings, lnc. (ELLH). Mr. Alpert is also a managing member of Merfax Financial Group, LLC, and a director of Redpoint Insurance Group, L.L.C. He was formerly CEO (April 2019-September 2020) and Chairman of the Board of Globalscape, Inc. Before founding 210 Capital, Mr. Alpert was the founder and portfolio manager of Atlas Capital Management, L.P. (October 1995 to September 2015). Mr. Alpert received a B.A. from Princeton University in 1987 and an M.B.A. from Columbia University in 1990.

Committees:

N/A

8        P10, Inc.

Matters to Come Before the Annual Meeting

Travis Barnes Director	Age: 46

Mr. Barnes is a Managing Director and global head of Financial Sponsors Group and Sustainable and Impact Banking, serving on the Investment Banking Management Team at Barclays. Previously, he was the global head of Debt Capital Markets and Risk Solutions Group, which also included Securitized Products Origination, Sustainable Capital Markets, Loan Capital Markets and Global Finance Advisory. Mr. Barnes is the Chair of Barclays’ Americas Citizenship Council. He is based in New York and has worked at Barclays since 2006. He started his career at Morgan Stanley and worked in Debt Capital Markets, Corporate Finance and Mergers & Acquisitions, based in New York and Hong Kong. Mr. Barnes received a B.A., summa cum laude, in Economics and English from Lafayette College in 1998.

Committees:

Audit; Compensation; Nominating and Corporate Governance

Vote Required

Each director will be elected by a plurality of the votes cast at the annual meeting (assuming a quorum is present). The three nominees for Class I Director receiving the highest number of affirmative votes will be elected. Consequently, any shares not voted at the annual meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of the directors. Shares of common stock represented by executed, but unmarked, proxy cards will be voted in favor of the election as directors of the persons named as nominees in this proxy statement; provided that, if you hold your shares of our common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the election of any nominee for director unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote for such nominee.

Each Company nominee for election as a Class I director is currently a member of our Board of Directors and has consented to be named in this proxy statement and agreed to serve as a director if elected. Our Board of Directors has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, if any nominee should be unable to serve or will not serve, then the shares represented by proxies received will be voted for another nominee selected by our Board of Directors.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the election of each nominee for Class I Director to serve a term of three years under Proposal One

2022 Proxy Statement        9

Matters to Come Before the Annual Meeting

Board Meetings; Corporate Governance; Committees and Membership

Independent Directors

Our board of directors has determined that Mr. Stewart, Mr. Gwilliam and Mr. Barnes are “independent” as defined under the rules of the NYSE. In making this determination, the board of directors considered the relationships that Mr. Stewart, Mr. Gwilliam and Mr. Barnes have with our Company and all other facts and circumstances that the board of directors deemed relevant in determining their independence, including ownership interests in us.

We are a “controlled company” under the rules of the NYSE and therefore qualify for an exemption from the requirement that our board of directors consist of a majority of independent directors, that we establish a Compensation Committee consisting solely of independent directors and that our director nominees be selected or recommended by independent directors.

Board Leadership Structure

Our board annually reviews its leadership structure to evaluate whether the structure remains appropriate for the Company. Our board does not have a policy on whether the role of Chairman and Chief Executive Officer should be separate or combined. Our board believes that our existing board leadership structure with Mr. Alpert serving as both the Chairman of our board of directors and our Co-Chief Executive Officer provides the most effective and efficient leadership for the Company and allows us to benefit from his in-depth knowledge of our business, talent, leadership in formulating and implementing the strategic transformation of the business, and comprehensive understanding of the current market environment.

Executive Sessions

In order to promote open discussion among independent directors, our board holds executive sessions of independent directors at least quarterly. These executive sessions are chaired by a director selected by the independent directors during such sessions.

Board Qualifications & Diversity

The Nominating and Corporate Governance Committee periodically reviews, and recommends to our board, the skills, experience, characteristics and other criteria for identifying and evaluating directors. Our board expects directors to be open and forthright, to develop a deep understanding of the Company’s business, and to exercise sound judgment and courage in fulfilling their oversight responsibilities. Directors should embrace the Company’s values and culture and should possess the highest levels of integrity.

The Nominating and Corporate Governance Committee evaluates the composition of our board annually to assess whether the skills, experience, characteristics and other criteria established by our board are currently represented on our board as a whole, and in individual directors, and to assess the criteria that may be needed in the future in light of the Company’s anticipated needs. Our board of directors and the Nominating and Corporate Governance Committee also actively seek to achieve a diversity of occupational and personal backgrounds on the Board, including diversity with respect to demographics such as gender, race, ethnic and national background, geography, age and sexual orientation.

The Nominating and Corporate Governance Committee reviews the qualifications of director candidates and incumbent directors in light of the criteria approved by our board and recommends the Company’s candidates to our board for election by the Company’s stockholders at the applicable annual meeting. We believe our board is well positioned to provide effective oversight and strategic advice to our management.

10        P10, Inc.

Matters to Come Before the Annual Meeting

Procedures for Recommending Individuals to Serve as Directors

The Nominating and Corporate Governance Committee also considers director candidates recommended by our stockholders. Any stockholder who wishes to propose director nominees for consideration by our Nominating and Corporate Governance Committee, but does not wish to present such proposal at an annual meeting of stockholders, may do so at any time by sending each proposed nominee’s name and a description of his or her qualifications for board membership to the chair of the Nominating and Corporate Governance Committee by sending an email to acoussens@p10alts.com or in writing, c/o our Secretary, at 4514 Cole Ave, Suite 1600, Dallas, TX, 75205. The recommendation should contain all of the information regarding the nominee required under the “advance notice” provisions of our amended and restated bylaws (“bylaws”) (which can be provided free of charge upon request by writing to our Secretary at the address listed above). The Nominating and Corporate Governance Committee evaluates nominee proposals submitted by stockholders in the same manner in which it evaluates other director nominees.

Board Committees

Our Board of Directors has standing Audit, Compensation, and Nominating and Governance Committees. The Board of Directors has adopted, and may amend from time to time, a written charter for each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee.

Audit Committee Members: Robert Stewart, Jr. (Chair), Scott Gwilliam and Travis Barnes.

Mr. Stewart, Mr. Gwilliam and Mr. Barnes are independent directors under the independence standards of the NYSE and SEC rules. Our Board of Directors has determined that Mr. Stewart qualifies as an “audit committee financial expert,” as defined by the SEC. The Audit Committee held one meeting in 2021.

Our Audit Committee, among other things, has the primary duties and responsibilities to assist our Board of Directors in:

•  appointing, determining the compensation of and overseeing the work of our independent registered public accounting firm, as well as evaluating its independence and performance;

•  considering and approving, in advance, all audit and non-audit services to be performed by our independent registered public accounting firm;

•  reviewing the audit plans and findings of our independent registered public accounting firm and our internal audit and risk review staff, as well as the results of regulatory examinations, and tracking management’s corrective action plans where necessary;

•  reviewing our financial statements, including any significant financial items and/or changes in accounting policies, with our senior management and independent registered public accounting firm;

•  reviewing our financial risk and control procedures, compliance programs and significant tax, legal and regulatory matters; and

•  establishing procedures for the receipt and treatment of complaints and employee concerns regarding our financial statements and auditing process.

A copy of our audit committee charter is attached hereto as Exhibit B.

2022 Proxy Statement        11

Matters to Come Before the Annual Meeting

Compensation Committee Members: Scott Gwilliam (Chair), Robert Stewart, Jr. and Travis Barnes

The Compensation Committee is responsible for :

•  reviewing and approving corporate goals and objectives relevant to Co-Chief Executive Officers compensation, evaluating the Co-Chief Executive Officers’ performance in light of those goals and objectives, and determining the Co-Chief Executive Officers’ compensation based on that evaluation;

•  reviewing and recommending to our board for approval the annual base salaries, bonuses, benefits, equity incentive grants and other economic rewards for our other executive officers;

•  providing assistance and recommendations with respect to our compensation policies and practices for our other personnel generally; and

•  overseeing our 2021 Stock Incentive Plan and employee benefit plans.

A copy of our compensation committee charter is attached hereto as Exhibit C.

Nominating and Corporate Governance Committee Members: Robert Stewart, Jr. (Chair), Scott Gwilliam and Travis Barnes

Our Nominating and Corporate Governance Committee, among other things, is responsible for:

•  identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors; and

•  developing and recommending to our board of directors a set of corporate governance guidelines and principles.

A copy of our Nominating and Corporate Governance committee charter is attached hereto as Exhibit D.

Board Risk Oversight

Our board of directors is responsible for overseeing our risk management process. Our board of directors focuses on our general risk management strategy and the most significant risks facing us and oversees the implementation of risk mitigation strategies by management. Our board of directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

While the full board of directors has the ultimate oversight responsibility for the risk management process, its committees will oversee risk in certain specified areas. In particular, our audit committee oversees management of enterprise risks, financial risks and risks associated with corporate governance, business conduct and ethics and is responsible for overseeing the review and approval of related-party transactions. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements and the incentives created by the compensation awards it administers. Pursuant to the board of directors’ instruction, management regularly reports on applicable risks to the relevant committee or the full board of directors, as appropriate, with additional review or reporting on risks conducted as needed or as requested by the board of directors and its committees.

Corporate Governance Guidelines

Our corporate governance guidelines, in accordance with the NYSE reporting requirements, are attached hereto as Exhibit E.

Code of Ethics

Our code of ethics satisfies the requirement that we have a “code of conduct” under applicable NYSE rules, a copy of which is attached hereto as Exhibit F. We intend to disclose future amendments to certain provisions of this code of business ethics, or waivers of such provisions, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above.

12        P10, Inc.

Matters to Come Before the Annual Meeting

Insider Trading Policy

Our Board of Directors has adopted an insider trading policy that applies to all of its officers, directors and employees. Officers, directors and employees are prohibited from engaging in any of the following types of transactions with respect to the Company’s securities: (i) short sales, including short sales “against the box”, (ii) purchases or sales of puts, calls, or other derivative securities or (iii) purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or other similar transactions that directly hedge or offset, or are designed to directly hedge or offset, any decrease in the market value of Company securities.

Meetings and Attendance

Our Board of Directors held one meeting in 2021. Each of the directors currently serving on our Board of Directors attended all of the aggregate number of meetings of the Board of Directors held in 2021 and meetings held by each committee of the Board of Directors on which such director served during the period that the director so served in 2021. Directors are expected to attend our annual meeting of stockholders each year.

Communications with the Board of Directors

You may communicate with our Board of Directors by writing to our Corporate Secretary at P10, Inc., 4514 Cole Ave, Suite 1600, Dallas, TX 75205. The Corporate Secretary will deliver this communication to the Board of Directors or the specified director, as the case may be, if they relate to appropriate and substantive corporate or Board of Directors matters. Communications that are of a commercial or frivolous nature, or otherwise inappropriate for the Board of Director’s consideration, will not be forwarded to the Board of Directors.

Policies and Procedures Regarding Related Person Transactions

Our Board of Directors has adopted written policies and procedures regarding related person transactions. For purposes of these policies and procedures:

•	a “related person” means any of our directors, executive officers or nominees for director or any of their immediate family members; and

•

a “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are to be a participant and the amount involved exceeds $120,000, and in which a related person had or will have a direct or indirect material interest.

Each of our executive officers, directors or nominees for director is required to disclose to the Audit Committee certain information relating to related person transactions for review, approval or ratification by the Audit Committee. Disclosure to the Audit Committee should occur before, if possible, or as soon as practicable after the related person transaction is effected, but in any event as soon as practicable after the executive officer, director or nominee for director becomes aware of the related person transaction. The Audit Committee’s decision whether or not to approve or ratify a related person transaction is to be made in light of the Audit Committee’s determination that consummation of the transaction is not or was not contrary to our best interests. Any related person transaction must be disclosed to the full Board of Directors.

Our related party transactions include:

Effective May 1, 2018, P10 started paying a monthly services fee of $31.7 thousand for administration and consulting services along with a monthly fee of $18.8 thousand for certain reimbursable expenses to 210/P10 Acquisition Partners, LLC, which owns approximately 24.9% of P10. These services were terminated effective December 31, 2020. P10 paid $0, $0.6 million and $0.6 million for administrative and consulting services and reimbursable expenses respectively for the years ended December 31, 2021, 2020 and 2019, respectively.

One of our directors, Scott Gwilliam, is a non-controlling member of Keystone Capital XXX, LLC (“Keystone XXX”), a holder of 8,920,177 shares of the Company’s Class B common shares. Mr. Gwilliam disclaims beneficial ownership of such shares except to the extent of his pecuniary interest. Mr. Gwilliam is also a non-controlling member in KCI Funds III, LLC, KCI Funds I, LLC, and KCI Funds VI, LLC (together the “KCI Funds”), which all have the right, pursuant to prior contractual

2022 Proxy Statement        13

Matters to Come Before the Annual Meeting

agreements between Keystone XXX and the Company, to invest in the Company’s funds on certain preferential terms. Pursuant to such agreements, the KCI Funds have invested in certain of the Company’s funds on the same terms and conditions as other unaffiliated clients and investors, except that these investments are generally not subject to management fees or carried interest. In addition, certain of the KCI Funds’ investments are also directly in the respective general partner entity for certain funds, and share in the carried interest

The Company’s officers and directors have also directly invested in certain of the Company’s funds on substantially the same terms and conditions as other unaffiliated clients and investors, except that these investments are sometimes not subject to management fees or carried interest.

Effective April 1, 2020, P10 Intermediate pays a quarterly management fee of $250 thousand to Keystone Capital XXX, LLC, which was the holder of the Series B preferred shares issued by P10 Intermediate in connection with the acquisition of Five Points. As a result of that agreement, P10 Intermediate paid $0.8 million, $0.5 million and $0 for the years ended December 31, 2021, 2020 and 2019, respectively. This management fee was terminated effective October 20, 2021 when the Company’s redeemable noncontrolling interest was converted to Class B shares associated with the Company’s IPO.

Through its subsidiaries, the Company serves as the investment manager to our existing portfolio of solutions across private equity, venture capital, private credit and impact investing (collectively the “Funds”). Certain expenses incurred by the Funds are paid upfront and are reimbursed from the Funds as permissible per fund agreements. As of December 31, 2021, the total accounts receivable from the Funds totaled $2.4 million, of which $1.6 million related to reimbursable expenses and $0.8 million related to fees earned but not yet received. As of December 31, 2020, the total accounts receivable from the Funds totaled $2.6 million, of which $0.6 million related to reimbursable expenses and $2.0 million related to fees earned but not yet received. In certain instances, the Company may incur expenses related to specific products that never materialize.

Upon the closing of the Company’s acquisition of ECG and ECP, the Advisory Agreement between ECG and Enhanced PC immediately became effective. Under this agreement, ECG will provide advisory services to Enhanced PC related to the assets and operations of the permanent capital subsidiaries owned by Enhanced PC, as contributed by both ECG and ECP, and new projects undertaken by Enhanced PC. In exchange for those services, which commenced on January 1, 2021, ECG will receive advisory fees from Enhanced PC based on a declining fixed fee schedule, initially totaling $76.0 million over 7 years. As a result of new projects during 2021, ECG will receive additional advisory fees from Enhanced PC totaling $1.6 million over 7 years, based on a declining fixed fee schedule. This agreement is subject to customary termination provisions. For the years ended December 31, 2021, 2020 and 2019, advisory fees earned or recognized under this agreement were $19 million, $0 and $0, respectively, and is reported in management and advisory fees on the Consolidated Statement of Operations. As of December 31, 2021 and December 31, 2020, the balance was $9.5 million and $0 and is included in due from related parties on the Consolidated Balance Sheets.

Upon the closing of the Company’s acquisition of ECG and ECP, the Administrative Services Agreement between ECG and Enhanced Capital Holdings, Inc. (“ECH”), the entity which holds a controlling equity interest in ECP, immediately became effective. Under this agreement, ECG will pay ECH for the use of their employees to provide services to Enhanced PC at the direction of ECG. The Company recognized $8.3 million, $0.4 million and $0 for the years ended December 31, 2021, 2020 and 2019, respectively, related to this agreement within compensation and benefits on our Consolidated Statements of Operations.

On September 10, 2021, Enhanced entered into a strategic partnership with Crossroads Systems, Inc, parent company of Capital Plus Financial (“CPF”), a leading certified development financial institution. Under the terms of the agreement, Enhanced will originate and manage loans across its diverse lines of business including small business loans to women and minority owned businesses, and loans to renewable energy and community development projects. The loans will be held by CPF and provide an advisory fee to Enhanced. The Company recognized $0.2 million for the year ended December 31, 2021, which is included in management and advisory fees on the Consolidated Statements of Operations. No revenues were recognized for the years ended December 31, 2020 and 2019.

Upon the closing of Bonaccord on September 30, 2021, an Advance Agreement and Secured Promissory Note was signed with BCP, an entity that was formed by employees of the Company.

P10 utilizes services from Altvia, a related party. Through the year ended December 31, 2021, P10 paid Altvia $0.2 million.

14        P10, Inc.

Matters to Come Before the Annual Meeting

Director Compensation

Our policy is to not pay director compensation to directors who are also our employees. Directors are compensated through stock awards. All members of the board of directors are reimbursed for reasonable costs and expenses incurred in attending meetings of our board of directors.

The following table sets forth information regarding the compensation received by each of our non-employee directors during 2021.

Name	Fees Earned or Paid in Cash	Stock Awards	Total
Scott Gwilliam	$—	$149,996	$149,996
Travis Barnes	$—	$149,997	$149,997
Edwin Poston	$—	$—	$—
William F. Souder, Jr.	$—	$—	$—
Robert B. Stewart, Jr.	$12,501	$149,997	$162,500

2022 Proxy Statement        15

Matters to Come Before the Annual Meeting

Executive Compensation

Summary Compensation Table

The following table sets forth certain information concerning the compensation earned for 2021 and 2020 by (i) our two Co-Chief Executive Officers, (ii) our Chief Operating Officer , and (iii) our Head of Marketing and Distribution. The persons named in the table are also referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary		Option Awards(1)	All Other Compensation		Total
Robert Alpert	2021	$600,000		$—	$538,128	(3)	$1,138,128
Co-Chief Executive Officer & Chairman	2020	$—		$—	$303,000	(2)	$303,000
C. Clark Webb	2021	$600,000		$—	$538,128	(3)	$1,138,128
Co-Chief Executive Officer	2020	$—		$—	$303,000	(2)	$303,000
William Souder	2021	$600,000		$158,200	$3,021,996	(3)	$3,780,196
Chief Operating Officer	2020	$600,000		$34,500	$1,838,289	(3)	$2,472,787
Jeff P. Gehl	2021	$600,000		$158,200	$3,021,997	(3)	$3,780,196
Head of Marketing and Distribution	2020	$600,000	(3)	$34,498	$1,838,289	(3)	$2,472,789

(1)

The amounts reported in this column represent the aggregate value of the stock options granted to our named executive officers during 2020 and 2021, based on their grant date fair value, as determined in accordance with the share-based payment accounting guidance under ASC 718, excluding the impact of estimated forfeitures related to service-based vesting.

(2)

Represents the aggregate amount of fees paid to 210/P10 Acquisition Partners, LLC (“210/P10”), over which Messrs. Alpert and Webb have control, in consideration for the services of Messrs. Alpert and Webb to P10 pursuant to the Services Agreement, dated April 24, 2018, by and among P10 and 210/P10 (the “Services Agreement”). Consists of a monthly service fee of $31,700 for administration and consulting services and a monthly fee of $18,800 for certain reimbursable expenses to 210/P10 for a total of $606,000 paid to 210/P10 during fiscal year 2020. This agreement was terminated effective December 31, 2020.

(3)

Pursuant to the executive’s interest in the general partner of certain funds, this amount represents carried interest payments received by such executive. Such amount does not include additional carried interest payments received by such executive from other funds not controlled by P10.

Disclosure Regarding Summary Compensation Table

Services and Employment Agreements

Robert Alpert. On January 1, 2021, P10 entered into an employment agreement with Mr. Alpert (the “Alpert Employment Agreement”). The Alpert Employment Agreement provides that Mr. Alpert shall serve as Co-Chief Executive Officer of P10 and report to its board of directors. The Alpert Employment Agreement provides that the Company shall pay Mr. Alpert a base salary of $600,000 per year, and he shall be eligible to receive an annual bonus and equity compensation in the discretion of the board of directors. Mr. Alpert is entitled to participate in all benefit plans maintained by the Company and to reimbursement for all reasonable and necessary out-of-pocket business, entertainment and travel expenses incurred in connection with the performance of his duties.

The term of the Alpert Employment Agreement is for one year, provided that on the anniversary of the Alpert Employment Agreement and each annual anniversary thereafter, the Alpert Employment Agreement shall be automatically extended for successive one-year periods unless either party provides written notice of its intention not to extend the term at least ninety (90) days prior to the applicable renewal date. The term of the Alpert Employment Agreement may be terminated (i) by P10 for Cause (as defined below) or by Mr. Alpert without Good Reason (as defined below), (ii) upon either party’s failure to renew the Alpert Employment Agreement in accordance with its terms, (iii) by P10 without Cause or by Mr. Alpert for Good Reason, (iv) upon Mr. Alpert’s death or by P10 on account of Mr. Alpert’s disability (as defined in the Alpert Employment Agreement).

16        P10, Inc.

Matters to Come Before the Annual Meeting

For purposes of the Alpert Employment Agreement and the Webb Employment Agreement (as defined below):

•	“Cause” means the applicable service provider’s:

•	Engagement in grossly negligent conduct or willful misconduct;

•

Engagement in misconduct that causes material harm to the reputation of P10 or knowingly or recklessly engages in conduct which is demonstrably and materially injurious to P10 or any of its affiliates, monetarily or otherwise;

•	Indictment of, conviction of or plea of guilty or no contest to a crime that constitutes a felony (or state law equivalent) or a crime that involves fraud or dishonesty; or

•	Material breach of any material obligation under the applicable employment agreement or P10’s written policies.

•	“Good Reason” means the occurrence of any of the following, in each case during the term without the service provider’s written consent:

•	A material reduction in the employee’s base salary, title, authority responsibilities, or duties;

•	Any material breach by the Company of any material provision of the applicable employment agreement;

•

A change in the reporting structure so that (a) the employee does not report solely and directly to the board of directors, or (b) any employee of P10 does not report, directly or indirectly, to the employee; or

•	A relocation of the employee’s principal place of employment to a location more than twenty-five (25) miles from P10’s current principal place of business.

C. Clark Webb. On January 1, 2021, P10 entered into an employment agreement with Mr. Webb (the “Webb Employment Agreement”). The Webb Employment Agreement provides that Mr. Webb shall serve as Co-Chief Executive Officer of P10 and report to its board of directors. The Webb Employment Agreement provides that the Company shall pay Mr. Webb a base salary of $600,000 per year, and he shall be eligible to receive an annual bonus and equity compensation in the discretion of the board of directors. Mr. Webb is entitled to participate in all benefit plans maintained by the Company and to reimbursement for all reasonable and necessary out-of-pocket business, entertainment and travel expenses incurred in connection with the performance of his duties.

The term of the Webb Employment Agreement is for one year, provided that on the anniversary of the Alpert Employment Agreement and each annual anniversary thereafter, the Webb Employment Agreement shall be automatically extended for successive one-year periods unless either party provides written notice of its intention not to extend the term at least ninety (90) days prior to the applicable renewal date. The term of the Webb Employment Agreement may be terminated (i) by P10 for Cause (as defined above) or by Mr. Webb without Good Reason (as defined above), (ii) upon either party’s failure to renew the Webb Employment Agreement in accordance with its terms, (iii) by P10 without Cause or by Mr. Webb for Good Reason, (iv) upon Mr. Webb’s death or by P10 on account of Mr. Webb’s disability (as defined in the Webb Employment Agreement).

210/P10 Services Agreement. Prior to the entry into the Alpert Employment Agreement and Webb Employment Agreement, Messrs. Alpert and Webb served as P10’ co-Chief Executive Officers and were compensated pursuant to a service agreement. On April 24, 2018, the P10 entered into the Services Agreement with 210/P10, pursuant to which 210/P10 as a service provider continued to provide certain consulting and administrative services to the Company as mutually agreed from time to time. The Services Agreement provided for a monthly services fee in the amount of $31,700, payable in advance within the first five business days of each month, and the reimbursement of ongoing monthly expenses in the amount of $18,827. The Services Agreement was terminated effective December 31, 2020.

210/P10 is managed by its sole member, 210 Capital, LLC, which is managed by its members Covenant RHA Partners, L.P. (“RHA Partners”) and CCW/LAW Holdings, LLC (“CCW Holdings”). Mr. Webb is the sole member of CCW Holdings. RHA Partners is managed by its general partner, RHA Investments, Inc., of which Mr. Alpert is the President and sole shareholder.

William F. Souder. On January 1, 2021, RCP3 and P10 entered into an amendment to that certain employment agreement with Mr. Souder, effective as of January 1, 2021 (the “Souder Employment Agreement”), pursuant to which Mr. Souder serves as the Chief Operating Officer of P10 and Managing Partner and President of RCP 3 and as a member of each of RCP 3’s and P10’ Board of Managers. Pursuant to the terms of the Souder Employment Agreement, P10 shall

2022 Proxy Statement        17

Matters to Come Before the Annual Meeting

pay Mr. Souder an annual rate of base salary of $600,000 in periodic installments in accordance with P10’ customary payroll practices, and P10 may, but shall not be required to, increase the base salary during the term. Mr. Souder’s current base salary is $600,000. In addition, P10 may pay Mr. Souder additional incentive compensation including stock options in P10, additional cash compensation, and/or carried interests in new fund clients of P10, at the discretion of the Board of Managers of RCP 3 and considering, among other factors, the financial performance of RCP 3. Mr. Souder is also entitled to fringe benefits and perquisites consistent with the practice of P10 and to participate in all employee benefit plans, practices and programs maintained by P10. During the term of the Souder Employment Agreement, Mr. Souder is entitled to 25 days of paid vacation per calendar year and reimbursement for all reasonable and necessary out-of-pocket business, entertainment, and travel expenses incurred by Mr. Souder in connection with the performance of his duties.

The term of the Souder Employment Agreement shall continue until the fifth anniversary of the effective date, or January 1, 2023, provided that on such fifth anniversary and each annual anniversary thereafter, the Souder Employment Agreement shall be automatically extended for successive one-year periods unless either party provides written notice of its intention not to extend the term at least sixty (60) days prior to the applicable renewal date. The term of the Souder Employment Agreement may be terminated (i) by P10 for Cause (as defined below) or by Mr. Souder without Good Reason (as defined below), (ii) upon either party’s failure to renew the Souder Employment Agreement in accordance with its terms, (iii) by P10 without Cause or by Mr. Souder for Good Reason, (iv) upon Mr. Souder’s death or by P10 on account of Mr. Souder’s disability (as defined in the Souder Employment Agreement).

For purposes of the Souder Employment Agreement and the Gehl Employment Agreement (as defined below):

•	“Cause” means any of the following:

•	persistent failure to perform his or her duties (other than any failure resulting from incapacity due to physical or mental illness);

•	failure to comply with any valid and legal directive of RCP 3 or P10;

•	engagement in dishonesty, illegal conduct, or misconduct, which is, in each case, injurious to RCP 3 or P10 or its affiliates;

•	embezzlement, misappropriation, or fraud, whether or not related to executive’s employment with RCP 3 or P10;

•	conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude;

•	violation of a material policy of RCP 3 or P10;

•	willful unauthorized disclosure of confidential information of RCP 3 or P10;

•	material breach of any material obligation under the applicable employment agreement or any other written agreement between the executive and RCP 3 or P10; or

•	material failure to comply with RCP 3’s or P10’ written policies or rules, as they may be in effect from time to time during the term.

Provided, however, that actions described in bullets (i), (ii), (vi),(vii), (viii), and (ix) shall constitute Cause thirty (30) days following written notice to the executive unless executive cures such action to the satisfaction of P10 as determined in P10’ sole discretion

•	“Good Reason” means the occurrence of any of the following, in each case during the term without the executive’s written consent:

•

a material reduction in (1) executive’s salary, other than a general reduction that affects all similarly situated executives in substantially the same proportions, or (2) executive’s participation in other material benefits, including stock options in the P10, carried interests, and other incentive compensation, based on the historic practices of RCP 3 and P10;

•	any material breach by RCP 3 or P10 of any material provision of the applicable employment agreement;

•

RCP 3’s or P10’s failure to obtain an agreement from any successor to RCP 3 or P10 to assume and agree to perform the applicable employment agreement in the same manner and to the same extent that RCP 3 or P10 would be required to perform if no succession had taken place, except where the assumption occurs by operation of law;

18        P10, Inc.

Matters to Come Before the Annual Meeting

•

a material, adverse change in executive’s authority, duties, or responsibilities (other than temporarily while the executive is physically or mentally incapacitated or as required by applicable law); or

•

a permanent relocation by RCP 3 or P10 of the executive’s principal place of employment by more than one hundred (100) miles from the principal place of executive’s employment set forth in the applicable employment agreement.

Jeff P. Gehl. On January 1, 2021, RCP 3 and P10 entered into an amendment to that certain employment agreement with Mr. Gehl, effective as of January 1, 2021 (the “Gehl Employment Agreement”), pursuant to which Mr. Gehl serves as Head of Marketing and Distribution of P10 and Managing Partner and Vice President of RCP 3 and as a member of P10’s and RCP 3’s Board of Managers. Pursuant to the terms of the Gehl Employment Agreement, P10 shall pay Mr. Gehl an annual rate of base salary of $600,000 in periodic installments in accordance with P10’ customary payroll practices, and P10 may, but shall not be required to, increase the base salary during the term. Mr. Gehl’s current base salary is $600,000. In addition, P10 may pay Mr. Gehl additional incentive compensation including stock options in P10, additional cash compensation, and/or carried interests in new fund clients of P10, at the discretion of the Board of Managers of RCP 3 and considering, among other factors, the financial performance of RCP 3. Mr. Gehl is also entitled to fringe benefits and perquisites consistent with the practice of P10 and to participate in all employee benefit plans, practices and programs maintained by P10. During the term of the Gehl Employment Agreement, Mr. Gehl is entitled to 25 days of paid vacation per calendar year and reimbursement for all reasonable and necessary out-of-pocket business, entertainment, and travel expenses incurred by Mr. Gehl in connection with the performance of his duties.

The term of the Gehl Employment Agreement shall continue until the fifth anniversary of the effective date, or January 1, 2023, provided that on such fifth anniversary and each annual anniversary thereafter, the Gehl Employment Agreement shall be automatically extended for successive one-year periods unless either party provides written notice of its intention not to extend the term at least sixty (60) days prior to the applicable renewal date. The term of the Gehl Employment Agreement may be terminated (i) by P10 for Cause (as defined above) or by Mr. Gehl without Good Reason (as defined above), (ii) upon either party’s failure to renew the Gehl Employment Agreement in accordance with its terms, (iii) by P10 without Cause or by Mr. Gehl for Good Reason, (iv) upon Mr. Gehl’s death or by P10 on account of Mr. Gehl’s disability (as defined in the Gehl Employment Agreement).

Carried Interest Compensation

The Company and/or certain executives and employees receive an allocation of performance-based fees, commonly referred to as “carried interest”, from limited partners in certain investment funds that are controlled by P10. The carried interest may be allocated to certain employees from time to time, including our named executive officers, as a form of long-term incentive compensation, fostering alignment of interest with our clients and investors, and retaining key investment professionals. Cash distributions attributable to carried interests allocated to our named executive officers in 2020 and 2021 are reflected in the “All Other Compensation” column of the Summary Compensation Table above.

Benefits

We offer competitive benefits packages that reflect the needs of our workforce. In the U.S., we provide all full-time employees medical, dental, and vision benefits, life and disability coverage, parental leave, education reimbursement, and paid time off. We provide retirement benefits including a 401(k)-match program. In addition to base salary, our employees participate in incentive plans that support our organizational philosophy of pay and performance. Our executive compensation program is designed to align incentives with achievement of the Company’s strategic plan and both short- and long-term operating objectives.

Impact of Tax Treatment on Compensation

Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1,000,000 per year paid to certain executive employees, which may limit our ability to fully deduct the value of awards under the Plan. Section 409A of the Code provides additional tax rules governing nonqualified deferred compensation, which may impose additional taxes on participants for certain types of nonqualified deferred compensation that is not in compliance with Section 409A. The Plan is designed to prevent awards from being subject to the requirements of Section 409A.

2022 Proxy Statement        19

Matters to Come Before the Annual Meeting

Outstanding Equity Awards at December 31, 2021

The following table sets forth information on outstanding stock options, restricted stock, and restricted stock unit awards held by the named executive officers at December 31, 2021, including the number of shares underlying both exercisable and unexercisable portions of each stock option, the exercise price and expiration date of each outstanding option and the market value of shares of restricted stock, and restricted stock units that have not vested based on the closing market price for our common stock on December 31, 2021, the last business day of our fiscal year, of $13.98.

	Option Awards							Stock Awards
Name	Year		Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market value of Shares of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested
Robert Alpert	—		—	—	—	—	—	—	—	—	—
C. Clark Webb	—		—	—	—	—	—	—	—	—	—
William F. Souder, Jr.	2021	(1)	—	—	19,600	8.07	2/2/2031	—	—	—	—
	2020	(2)	—	—	11,667	2.96	1/30/2030	—	—	—	—
Jeff P. Gehl	2021	(1)	—	—	19,600	8.07	2/2/2031	—	—	—	—
	2020	(2)	—	—	11,666	2.96	1/30/2030	—	—	—	—

(1)

On February 2, 2021, 19,600 stock options were granted to Mr. Souder and Mr. Gehl with an exercise price of $8.07. These options have a five year vesting period and will be fully vested on February 2, 2026. These options expire five years from vesting on February 2, 2031.

(2)

On January 30, 2020, 11,667 and 11,666 stock options were granted to Mr. Souder and Mr. Gehl respectively with an exercise price of $2.96. These options have a five year vesting period and will be fully vested on January 30, 2025. These options expire five years from vesting on January 30, 2030.

Equity Compensation Plan Information

The following table presents information on the Company’s equity compensation plans as of December 31, 2021.

Number of shares remaining available for future issuance under equity compensation plans
2021 Stock Incentive Plan	2,771,313
Total	2,771,313

20        P10, Inc.

Matters to Come Before the Annual Meeting

Compensation Policies and Practices and Risk

We monitor and assess periodically our enterprise risks, including risks from our compensation policies and practices for our employees. Based on our periodic assessments, we believe that risks arising from our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on our Company.

We believe our compensation policies and practices provide an appropriate balance between short-term and long-term incentives, encourage our employees to produce superior results for our Company without having to take excessive or inappropriate risks to do so, and continue to serve the best interests our Company and stockholders.

2022 Proxy Statement        21

Matters to Come Before the Annual Meeting

Audit Committee Report

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

Audit Committee Report to Stockholders

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, two of whom are independent as defined by the Listing Rules. The Audit Committee operates under a written charter approved by the Board of Directors and held one meeting in fiscal 2021. A copy of the charter is available in the attached appendix.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statement in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the activities of the Internal Audit function. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and KPMG LLP, the independent registered public accounting firm, to review and discuss the December 31, 2021 audited consolidated financial statements. The Audit Committee also discussed with KPMG LLP the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from KPMG LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2021 filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, KPMG as the Company’s independent registered public accounting firm for fiscal 2022.

Respectfully submitted,

THE AUDIT COMMITTEE

Robert Stewart, Jr., Chairman

Scott Gwilliam

Travis Barnes

22        P10, Inc.

Matters to Come Before the Annual Meeting

PROPOSAL 2:

Approval of Amendment to the 2021 Stock Incentive Plan

The Board has approved an amendment to the 2021 Stock Incentive Plan, which we refer to as the 2021 Plan, in the form attached hereto as Exhibit A, subject to the approval of our stockholders at our annual meeting. If approved by our stockholders, the 2021 Stock Incentive Plan Amendment would increase the maximum aggregate number of shares of common stock reserved and available for issuance for awards pursuant to the 2021 Plan by 5,000,000, subject to adjustment as provided in the 2021 Plan. If our stockholders do not approve the 2021 Stock Incentive Plan Amendment, the number of shares of common stock remaining available under the 2021 Plan would become inadequate to grant equity-based incentive awards to our employees, directors and officers as we currently do, which we believe is necessary to continue recruiting, retaining and motivating high-performing, revenue-generating and client-facing individuals to achieve our objectives and therefore in the best interests of our stockholders.

Reasons for the Proposed 2020 Equity Incentive Plan

The use of stock- and cash-based awards under the 2021 Plan has been a key component of our compensation program. Cash- and stock-based compensation awards assist us in attracting, motivating, and retaining capable, talented individuals to serve in the capacity of employees, officers and directors. The 2021 Plan authorized us to issue up to 3.0 million shares of common stock.

The Board has determined that, in order to ensure that there are sufficient shares available to meet our needs for future grants during the coming years, the adoption of the 2021 Stock Incentive Plan Amendment, reserving an additional 5,000,000 shares is necessary and desirable to give us a competitive edge in today’s volatile business environment. The ability to grant cash-and stock-based compensation awards is critical to our ability to attract, motivate, and retain highly qualified individuals. Our successful operation and our ability to create long-term value for our stockholders depend on the efforts of our employees, including management, and we believe that it is in the best interest of our stockholders for those individuals to have an ownership interest in us in recognition of their present and potential contributions and to align their interests with those of our stockholders.

The 2021 Plan is a broad-based plan under which we may grant awards to our directors and employees, including our officers. We believe approval of the 2021 Stock Incentive Plan Amendment will give us flexibility to continue to make cash- and stock-based grants under the 2021 Plan over the next few years in amounts determined appropriate by the Compensation Committee, which administers the 2021 Plan (as discussed more fully below); however, future circumstances may require us to change our expected equity grant practices. These circumstances include, but are not limited to, the future price of our common stock, award levels/amounts provided by our competitors and hiring activity during the next few years, including hiring activity related to mergers and acquisitions.

It is our current practice to grant cash-based and stock-based compensation awards to key employees on an annual basis during the first quarter of each fiscal year based on targeted dollar values that are generally competitive with industry peers. In addition, it is our current practice to grant stock-based compensation on an annual basis to our non-employee directors in the second quarter of each fiscal year, which are also based on targeted dollar values that are generally competitive with industry peers. Fluctuations in our stock price may result in stock-based awards for a given year requiring a larger or smaller number of shares in order to capture the same grant date value as a prior year’s award, which impacts the rate at which we utilize shares for compensation purposes. The closing market price of our common stock on April 25, 2022 was $12.22 per share.

YOU ARE URGED TO READ THIS ENTIRE PROPOSAL, WHICH EXPLAINS OUR REASONS FOR SUPPORTING THE 2021 STOCK INCENTIVE PLAN AMENDMENT.

2022 Proxy Statement        23

Matters to Come Before the Annual Meeting

The Importance of Equity Compensation

Our Board believes that the 2021 Stock Incentive Plan Amendment will provide it flexibility to continue to issue equity compensation in the future at the levels it deems appropriate to:

•	Attract and retain the services of key employees, non-employee directors and consultants who can contribute to our success;

•	Align the interests of our key employees and non-employee directors with the interests of our stockholders through certain incentives whose value is based upon the performance of our common stock;

•	Motivate key employees to achieve our strategic business objectives; and

•	Provide a long-term equity incentive program that is competitive with our peer companies.

Our Board strongly believes that granting equity awards motivates employees to think and act like owners, rewarding them when value is created for our stockholders. Our named executive officers who are current employees of the Company and our non-employee directors will be eligible to receive awards under the 2021 Plan and therefore, have an interest in this proposal.

Provisions Designed to Protect Stockholders

The 2021 Plan and the Company’s governance policies contain a number of provisions that the Company believes are designed to protect stockholder interests, including:

•

No liberal share counting on stock options or stock appreciation rights. The 2021 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price or tax withholding requirements of stock options and stock appreciation rights.

•

No repricing of stock options or stock appreciation rights. The 2021 Plan does not permit the repricing of stock options or stock appreciation rights either by amending an existing award or by substituting a new award at a lower price.

•

No cash buyouts of underwater stock options or stock appreciation rights. The 2021 Plan does not permit the cash buyout of stock options or stock appreciation rights if such awards are not “in the money.”

•	No discounted stock options. The 2021 Plan prohibits the granting of stock options with an exercise price less than the fair market value of the common stock on the date of grant.

•	Limitation on term of stock options. The maximum term of each stock option is ten years.

•

Minimum restriction periods. The 2021 Plan provides for a one-year minimum restriction period for awards granted under the Plan (other than cash-based awards), subject in each case to the Compensation Committee’s discretion to waive or provide for the lapse of such restriction in the event of death, disability or a change in control. Shorter vesting periods may apply to awards covering up to 5% of the number of shares reserved under the 2021 Plan.

•	Anti-hedging and pledging policy. The Company’s insider trading policy prohibits employees from engaging in hedging or pledging transactions involving the Company’s securities.

Description of the Amended Plan

The following is a summary of the material terms of the 2021 Plan, as amended in accordance with this proposal (the “Plan”). This summary is not complete and is qualified in its entirety by reference to the full text of the Plan attached to this Proxy Statement as Exhibit A, which assumes that this Proposal 2 is approved.

Administration and Eligibility. The Plan is administered by the Compensation Committee (the “Committee”) of the Board, which has the authority to interpret the provisions of the Plan; make, change and rescind rules and regulations relating to the Plan; and make changes to, or reconcile any inconsistency in, any award or agreement covering an award. The Committee may designate any of the following as a participant under the Plan: any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate.

24        P10, Inc.

Matters to Come Before the Annual Meeting

Shares Reserved under the Plan. Under the Plan prior to the currently proposed Plan Amendments, an aggregate of 3,000,000 shares of common stock, plus the number of shares available for issuance under the P10 Holdings, Inc. 2018 Stock Incentive Plan as of the Effective Date of the 2021 Plan (the “Prior Plan”).

The Amended Plan provides that, subject to adjustment as described below, as of the date that our stockholders approve the Amended Plan, an additional 5,000,000 shares of common stock will be available for issuance the Plan.

Types of Awards. The Plan provides for the grant of incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance stock units, dividend equivalents, deferred stock, performance bonuses and other stock-based awards. The Committee is authorized to provide or make awards in a manner that complies with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” so that the awards will avoid a plan failure as described in Code Section 409A(1). The Committee’s authorization includes the authority to defer payments or wait for specified distribution events, as provided in Code Section 409A(2).

Options. The Committee has the authority to grant stock options and to determine all terms and conditions of each stock option. Stock options are granted to participants at such time as the Committee determines. The Committee also determines the number of options granted, whether an option is to be an incentive stock option or non-qualified stock option and the grant date for the option, which may not be any date prior to the date that the Committee approves the grant. The Committee fixes the option price per share of common stock, which may never be less than the fair market value of a share of common stock on the date of grant. The Committee determines the expiration date of each option except that the expiration date may not be later than ten years after the date of grant. Options are exercisable at such times and be subject to such restrictions and conditions as the Committee deems necessary or advisable. Participants do not have a right to receive dividend payments or dividend equivalent payments with respect to shares of common stock subject to an outstanding stock option award.

Stock Appreciation Rights. The Committee has the authority to grant stock appreciation rights, which are also referred to as SARs. A SAR is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant.

Restricted Stock Awards. A restricted stock award is a grant of shares of common stock, which are subject to forfeiture and transfer restrictions during a specified restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of common stock subject to a restricted stock award. If the specified vesting conditions are not attained, the underlying common stock will be forfeited to us. Conversely, if and when the vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock. Dividends shall only be paid out to the extent that the restricted stock vests. Any cash dividends and stock dividends with respect to the restricted stock will be withheld by the Company for the participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of restricted stock (and earnings thereon, if applicable) will be distributed to the participant in cash or, at the discretion of the Committee, in shares of common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the participant will have no right to such dividends. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination of service of a participant by reason of death or disability, all restrictions will lapse and the restricted stock will vest and upon termination of service of a participant for any other reason will forfeit all restricted stock that then remains subject to forfeiture.

Restricted Stock Units. An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value (at the time of distribution) of one share of our common stock. An RSU may be settled in shares of our common stock, cash, or a combination of both, at the discretion of the Compensation Committee. Upon a participant’s termination of employment due to death or disability, the Committee will determine whether there should be any acceleration of vesting.

2022 Proxy Statement        25

Matters to Come Before the Annual Meeting

Performance Share Awards. Any participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of common stock and which may be linked to any one or more performance goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

Performance Stock Units. Any participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of common stock and which may be linked to any one or more performance goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

Dividend Equivalents. Any participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares that are subject to any award, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of common stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code; provided that, to the extent shares of common stock subject to an Award are subject to vesting conditions, any Dividend Equivalents relating to such shares will be subject to the same vesting conditions.

Deferred Stock. Any participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to performance goals or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a participant awarded Deferred Stock will have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the shares of common stock underlying the Deferred Stock Award has been issued.

Other Stock-Based Awards. The Committee has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of common stock, either alone or in addition to or in conjunction with other awards, and payable in shares of common stock or cash. The Committee determines all terms and conditions of the award, including the time or times at which such award will be made and the number of shares of common stock to be granted pursuant to such award or to which such award will relate.

Minimum Vesting Requirement. Awards granted under the Plan (other than cash-based awards) will vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) shares delivered in lieu of fully vested cash obligations, (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan (subject to adjustment); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award.

Transferability. No Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a domestic relations order or as permitted by the Committee in its sole discretion and in accordance with the Plan, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

Vesting Upon Change in Control. The Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change in Control (as defined in the Plan) except as provided below.

26        P10, Inc.

Matters to Come Before the Annual Meeting

In the event of a Change in Control after approval of this proposal:

(a)

to the extent an outstanding Award subject solely to time-based vesting is not assumed or replaced by a comparable Award referencing shares of the capital stock of the successor corporation or its “parent corporation” or “subsidiary corporation” which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, then any outstanding Award subject solely to time-based vesting then held by participants that is unexercisable, unvested or still subject to restrictions or forfeiture will, in each case as specified by the Committee in the applicable Award Agreement or otherwise, be deemed exercisable or otherwise vested as of immediately prior to such Change in Control;

(b)

any stock-denominated performance-based Awards outstanding as of the date such Change in Control is determined to have occurred shall be converted into, as applicable, time-based restricted stock of the successor corporation or its “parent corporation” or “subsidiary corporation” or time-based restricted stock units based on the capital stock of the successor corporation or its “parent corporation” or “subsidiary corporation” and, if, during the 12-month period following the date of such Change in Control, the participant’s employment is terminated by such successor (or an affiliate thereof) without cause or by the participant for good reason, such Awards, to the extent then outstanding, will fully vest. With respect to performance-based Awards that are outstanding as of the date of such Change in Control and are not converted to a time-based Award, any deferral or other restriction will lapse and such Awards will be settled in cash as promptly as is practicable. In either case, unless otherwise determined by the Committee in an Award Agreement or otherwise, the value of the performance-based Awards as of the date of the Change in Control will be determined assuming target performance has been achieved, except that the value shall be determined based on actual performance as of such date if (i) more than half of the performance period has elapsed as of such date and (ii) actual performance is determinable as of such date; and

(c)

Each outstanding Award that is assumed in connection with a Change in Control, or is otherwise to continue in effect subsequent to the Change in Control, will be appropriately adjusted, immediately after the Change in Control, as to the number and class of securities and other relevant terms.

Term of Plan. Unless sooner terminated as permitted, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Repricing Prohibited. Except for the adjustments provided for in the Plan, neither the Committee nor any other person may decrease the exercise price for any outstanding stock option or SAR after the date of grant, cancel an outstanding stock option or SAR in exchange for cash or other securities (other than cash or other securities with a fair market value equal to the excess of the fair market value of the shares subject to such stock option or SAR at the time of cancellation over the exercise or grant price for such shares), or allow a participant to surrender an outstanding stock option or SAR to us as consideration for the grant of a new stock option or SAR with a lower exercise price.

Certain U.S. Federal Income Tax Consequences. The following discussion addresses certain U.S. federal income tax consequences relating to awards granted under the Plan. This discussion does not cover federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or non-U.S. taxes.

Incentive Stock Options (ISOs). There are no federal income tax consequences when an ISO is granted. A participant will also generally not recognize taxable income when an ISO is exercised, provided that the participant was our employee during the entire period from the date of grant until the date the ISO was exercised (although the excess of the fair market value of the shares at the time of exercise over the exercise price of ISOs is included when calculating a participant’s alternative minimum tax liability). If the participant terminates service before exercising the ISO, the employment requirement will still be met if the ISO is exercised within three months of the participant’s termination of employment for reasons other than death or disability, within one year of termination of employment due to disability, or before the expiration of the ISO in the event of death. Upon a sale of the shares acquired upon exercise of an ISO, the participant realizes a long-term capital gain (or loss), equal to the difference between the sales price and the exercise price of the shares, if he or she sells the shares at least two years after the ISO grant date and has held the shares for at least one year. If the participant disposes of the shares before the expiration of these periods, then he or she recognizes ordinary income at the time of the sale (or other disqualifying disposition) equal

2022 Proxy Statement        27

Matters to Come Before the Annual Meeting

to the lesser of (i) the gain he or she realized on the sale, and (ii) the difference between the exercise price and the fair market value of the shares on the exercise date. We generally receive a corresponding tax deduction in the same amount that the participant recognizes as income. If the employment requirement described above is not met, the tax consequences related to NQSOs, discussed below, will apply.

Nonqualified Stock Options (NQSOs). In general, a participant has no taxable income at the time a NQSO is granted but realizes income at the time he or she exercises a NQSO, in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. We generally receive a corresponding tax deduction in the same amount that the participant recognizes as income. Any gain or loss recognized upon a subsequent sale or exchange of the shares is generally treated as capital gain or loss for which we are not entitled to a deduction.

SARs. A participant has no taxable income at the time a SAR is granted but realizes income at the time he or she exercises a SAR, in an amount equal to the excess of the fair market value of the shares at the time of exercise over the fair market value of the shares on the date of grant to which the SAR relates. We receive a corresponding tax deduction in the same amount that the participant recognizes as income. If a participant receives shares when he or she exercises a SAR, any gain or loss recognized upon a subsequent sale or exchange of the shares is generally treated as capital gain or loss for which we are not entitled to a deduction.

Restricted Stock (including Performance Stock). Unless a participant makes an election to accelerate the recognition of income to the date of grant as described below, the participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction at that time. If the participant timely files an election under Section 83(b) of the Code, the participant will recognize ordinary income as of the date of grant equal to the fair market value of the shares as of that date, less any amount the participant paid for the shares, and we will be allowed a corresponding tax deduction at that time. Any gain or loss recognized upon a subsequent sale or exchange of the shares is generally treated as capital gain or loss for which we are not entitled to a deduction.

Restricted Stock Units (RSUs) (including Performance Stock Units (PSUs)). A participant does not recognize income at the time a RSU is granted. When shares are delivered to a participant under a RSU, the participant will recognize ordinary income in an amount equal to the fair market value of the shares on the date of delivery, and we generally will be allowed a corresponding tax deduction at that time. Any gain or loss recognized upon a subsequent sale or exchange of the shares is generally treated as capital gain or loss for which we are not entitled to a deduction.

Bonus Shares and Dividend Equivalents. A participant will recognize ordinary income on the date on which bonus shares are granted, equal to the closing price of the shares on such date, and we generally will be entitled to a corresponding deduction. Any gain or loss recognized upon a subsequent sale or exchange of the shares is generally treated as capital gain or loss for which we are not entitled to a deduction. A participant also recognizes ordinary income on the date on which dividend equivalents are paid and we are entitled to a corresponding deduction at that time.

Tax Withholding. When a participant recognizes ordinary income with respect to exercise of a stock option or SAR, vesting of restricted stock (or granting of such award, if the participant makes an 83(b) election), settlement of an RSU award, delivery of bonus shares, or upon the payment of dividend equivalents, federal tax regulations require that we collect income taxes at withholding rates.

Code Section 162(m) and 409A. Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1,000,000 per year paid to certain executive employees, which may limit our ability to fully deduct the value of awards under the Plan. Section 409A of the Code provides additional tax rules governing nonqualified deferred compensation, which may impose additional taxes on participants for certain types of nonqualified deferred compensation that is not in compliance with Section 409A. The Plan is designed to prevent awards from being subject to the requirements of Section 409A

28        P10, Inc.

Matters to Come Before the Annual Meeting

Vote Required

The affirmative vote of a majority of the combined voting power of the shares of common stock present at the meeting in person or by proxy and entitled to vote is required for the approval of the amendment to the 2021 Stock Incentive Plan.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the amendment to the 2021 Stock Incentive Plan

2022 Proxy Statement        29

Matters to Come Before the Annual Meeting

PROPOSAL 3:

Ratification of Independent Registered Public Accounting Firm

Principal Accountant Fees and Services

KPMG LLP (“KPMG”), an independent registered public accounting firm, has served as our independent public accountant since 2017. Our Board of Directors is seeking stockholder ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2022. If the stockholders do not ratify the selection of KPMG as the Company’s independent registered public accounting firm, KPMG will continue to be the Company’s independent registered public accounting firm, however the appointment will be reconsidered.

Independent Public Accountant’s Fees

The following table presents fees billed for professional audit services rendered by KPMG for the audit of our annual financial statements for the fiscal year ended December 31, 2021 and December 31, 2020, and fees billed for other services rendered by KPMG in those periods.

	2021	2020
Audit fees(1)	$1,750,000	$1,800,000
Audit-related fees(4)	$316,850	$—
Tax fees(2)	$841,912	$206,496
All other fees(3)	$—	$—
Total	$2,908,762	$2,006,496

(1)

Audit fees consist of the aggregate fees billed for professional services rendered by KPMG LLP in 2021 and 2020, as applicable, for the audit and review of financial statements and services provided in connection with statutory and regulatory filings.

(2)	Tax fees consist of professional services rendered by KPMG LLP relating to tax compliance work.

(3)	All Other Fees consist of fees for services other than the services reported above.

(4)	Audit related fees consist of professional services rendered by KPMG LLP related to the company’s IPO.

Vote Required

The selection of KPMG LLP as our independent registered accounting firm will be ratified by the affirmative vote of a majority of the combined voting power of the shares of common stock present at the meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the ratification of KPMG under Proposal Three

30        P10, Inc.

Delinquent Section 16(a) Reports

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and any person beneficially owning more than 10% of our common stock to file reports concerning their ownership of our equity securities with the SEC. Based solely on a review of the forms filed electronically with the SEC during Fiscal 2021 and on written representations that no Form 5 was required to be filed, we believe that, during Fiscal 2021, all of our directors, executive officers, and persons who beneficially owned more than 10% of our common stock timely complied with the Section 16(a) filing requirements.

Other Matters

Environmental, Social & Governance (“ESG”) Initiatives

We are a leading multi-asset class private market solutions provider in the alternative asset management industry based in Dallas, Texas. Our mission is to provide our investors differentiated access to a broad set of investment solutions that address their diverse investment needs within private markets. We structure, manage, and monitor portfolios of private market investments. Our existing portfolio of private solutions include Private Equity, Venture Capital, Private Credit, and Impact investing. P10 is committed to embedding sustainability throughout our business.

Our executive leadership team and Board recognize the importance of embedding environmental and social priorities within our business operations and support an ESG strategy intended to drive additional progress on initiatives that promote sustainability. Accordingly, P10 developed an internal ESG working group to further drive recurring sustainable growth aligned with our values. This group includes cross-functional subject matter experts from across the firm.

We also engaged with our internal and external stakeholders on ESG topics to help further inform our future direction and priorities. These activities resulted in the creation of our sustainability areas of focus. The four pillars of our ESG strategy include: (1) Our People (2) Our Community, (3) Environmental Responsibility, and (4) Governance.

Our	Our	Environmental	Governance
People	Community	Responsibility

Our People: While our financial results are gratifying, P10 is not solely focused on driving revenue through our scalable platform. Our business is built on relationships and those are everything to us. Not just with general partners and limited partners, but with employees. Employee retention is key to the execution of our business plan, and we are keenly aware of the importance our people play in the success of our business. We demonstrate our commitment to providing equal opportunities to all employees through training, mentoring, education, and an inclusive culture. We engage our employees in a variety of ways as we seek to create a vibrant workplace for our team. We also engage through employee surveys and town halls that strive to support communication across the firm.

As of December 31, 2021, approximately 34% of our total work force and 17% of our senior leaders were female, while approximately 17% of our total work force were diverse. Our commitment to diversity starts with our goal of attracting, retaining, and developing a workforce that is unique in background, knowledge, skillset and experience. We seek qualified individuals, including LGBTQ+, minorities, women, and veterans to join our fast-growing team. We have a strong anti-discrimination policy and consider the inclusion of all people as paramount to our goals.

We are committed to providing our associates with competitive total compensation, benefits, and wellness resources. We provide a comprehensive benefits package that supports the physical and mental well-being of our workforce, including medical, dental, life, disability coverage, parental leave, education reimbursement, and flexible paid time off. We also

2022 Proxy Statement        31

Other Matters

provide competitive retirement benefits, including a 401(k)-match program. We have begun to transform and modernize our culture and talent management by implementing Human Capital Management (HCM) reporting and practices to establish a foundation to enable leaders to better hire talent and manage teams. These practices include standards for setting goals, performance evaluations, succession planning, and learning and development programs.

We take the health and safety of our employees seriously. We expect each employee to follow our safety standards and protocols. With the ongoing impact of the global COVID-19 pandemic, some of the workforce continues to successfully work from home, and with minimal business disruption. However, most of our workforce has returned to the office. Despite various challenges associated with the pandemic, we maintained high levels of employee engagement. We continue to utilize employee feedback and surveys to gather information to best serve our team members.

Our Community: We support a variety of charitable organizations in our communities through donations, fundraising efforts, and educational partnerships. We strive to use our knowledge, talents and resources to help improve the quality of life in our communities.

We are committed to making a positive and meaningful difference in the neighborhoods where we work and live. As a result, P10 and its affiliates, try to invest in companies that serve the community via economic growth and job creation, assisting underserved communities and populations, and promoting environmental sustainability. P10’s Impact solution, Enhanced Capital Group, LLC, (“ECG”) recently announced a strategic relationship with Crossroads, parent company of Capital Plus Financial, a Certified Development Financial Institution. Under the terms of the agreement, ECG will originate and manage loans across its diverse lines of business including small business loans to women-and minority-owned businesses, and loans for renewable energy and community redevelopment projects.

RCP Advisors, TrueBridge, Five Points Capital, Enhanced Capital, Hark Capital, and Bonaccord Capital Partners each pursue different strategies, but we are all bound by shared purpose. Each of these affiliates pursue investments that not only offer attractive returns, but that align with our core values. Of note is the work done by our impact strategy, Enhanced Capital. For over 21 years, Enhanced Capital has brought economic opportunity to disadvantaged and overlooked communities. As of 2021, Enhanced Capital has raised over $2.6 billion in impact assets and invested across more than 700 projects and businesses in 38 states, Washington DC, and Puerto Rico. Investments include renewable energy, historic building rehabilitation, affordable housing, and small business financing. Many of the investments benefit businesses owned by under-represented populations such as women, persons of color, and veterans, in addition to creating jobs in underserved communities. In March 2022, Enhanced Capital was recognized by ImpactAssets and selected for the IA 50 2022 Impact Fund Managers list. This distinct recognition is evidence of the meaningful difference Enhanced Capital’s projects have made in people’s lives.

Finally, we measure success not only in financial terms, but in our ongoing efforts to reduce inequalities through financial education and literacy programs, good health and well-being, and empowering individuals in low to moderate income communities. Our employees are encouraged to volunteer in their community. P10 is proud to be able to support many events including community development, educational programs, and youth organizations. We are focusing efforts on making significant and measurable direct impact in communities across the United States.

Environmental Responsibility: We are committed to transitioning to lower carbon operations and to creating environmental awareness among our stakeholders – encouraging them to reduce their carbon footprint, manage waste properly and recycle.

To operate our business in a sustainable manner, we have undertaken a number of initiatives designed to reduce our impact on the environment and to promote environmentally friendly projects and practices. With a view to increasing efficiency and reducing waste, we are continuing to digitize manual back office and financial center functions. In 2021, we:

•	Increased the use of e-records and e-signing technology resulting in paper waste and carbon emissions reduction.

•	Utilized digital solutions such as mobile/online banking, eStatements, and electronic bill pay

•	Continued to migrate technology infrastructure to a cloud environment, reducing energy usage, and accordingly, our carbon footprint.

•	Encouraged environmentally friendly work practices by supporting the recycling of plastic, glass, and paper.

32        P10, Inc.

Other Matters

Governance: We believe that strong governance related to ethics and integrity, risk management and compliance supports the long-term success of P10. It is our fundamental policy to conduct business in accordance with the highest ethical and legal standards. Key sustainability governance priorities include:

•	Integrating sustainability matters into overall governance structure and oversight

•	Advancing cybersecurity and risk management

•	Proactively engaging stakeholders to gather their ESG views

•	Rigorous compliance oversight including the assignment of a Chief Compliance Officer at each affiliate

Our Board and its committees help set the tone for P10 and meet regularly to review policies, current regulations, and industry best practices. We have adopted a Code of Conduct and Ethics that applies to all directors, officers, and employees. Additionally, we have a comprehensive compliance program that promotes ethical and compliant business practices throughout our business, and we offer compliance education training to our employees. P10’s whistleblower policy further supports our stated goals within our governance structure. Our whistleblower policy encourages transparency, confidentiality, and provides multiple avenues for employees to submit concerns about financial irregularities, breaches of internal controls, conflicts of interest and fraud.

Our internal risk management team oversees information risk management and cyber defense programs. These teams maintain on-going testing programs and regularly provide updates to our Board. We leverage the latest encryption configurations and cybertechnologies on our systems, devices, and third-party connections and review vendor encryption to ensure proper information security safeguards are maintained.

We are proud of the contribution we are making to our society and in 2022 we expect to highlight more of these achievements. P10 routinely engages with our stakeholders on ESG and sustainability matters.
For more information, please visit: www.p10alts.com

Governance: We believe that strong governance related to ethics and integrity, risk management and compliance supports the long-term success of P10. It is our fundamental policy to conduct business in accordance with the highest ethical and legal standards. Key sustainability governance priorities include:

•	Integrating sustainability matters into overall governance structure and oversight

•	Advancing cybersecurity and risk management

•	Proactively engaging stakeholders to gather their ESG views

•	Rigorous compliance oversight including the assignment of a Chief Compliance Officer at each affiliate

Our Board and its committees help set the tone for P10 and meet regularly to review policies, current regulations, and industry best practices. We have adopted a Code of Conduct and Ethics that applies to all directors, officers, and employees. Additionally, we have a comprehensive compliance program that promotes ethical and compliant business practices throughout our business, and we offer compliance education training to our employees. P10’s whistleblower policy further supports our stated goals within our governance structure. Our whistleblower policy encourages transparency, confidentiality, and provides multiple avenues for employees to submit concerns about financial irregularities, breaches of internal controls, conflicts of interest and fraud.

Our internal risk management team oversees information risk management and cyber defense programs. These teams maintain on-going testing programs and regularly provide updates to our Board. We leverage the latest encryption configurations and cybertechnologies on our systems, devices, and third-party connections and review vendor encryption to ensure proper information security safeguards are maintained.

We are proud of the contribution we are making to our society and in 2022 we expect to highlight more of these achievements. P10 routinely engages with our stakeholders on ESG and sustainability matters. For more information, please visit: www.p10alts.com.

2022 Proxy Statement        33

Other Matters

Proxy Solicitation

We will pay all costs that we incur in connection with the solicitation of proxies for the annual meeting, including the costs of preparing, assembling, printing and mailing this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and any additional solicitation material furnished to the stockholders. In addition to soliciting proxies by mail, certain of our officers and other employees may solicit proxies personally, by telephone or by electronic communication. Copies of the solicitation materials will be furnished to brokers, banks and other nominees holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. We have retained InvestorCom, LLC to aid in the solicitation at an estimated cost of $5,000 plus reimbursable out-of-pocket expenses.

Stockholder Proposals

Stockholders wishing to include proposals in the proxy materials in relation to our 2023 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to P10, Inc., 4514 Cole Ave, Suite 1600, Dallas, TX 75205, Attention: Corporate Secretary, which must be received at our executive office on or before December 31, 2022. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals.

Stockholders who intend to present a proposal at the 2023 Annual Meeting, without including such proposal in our proxy statement, must provide our Corporate Secretary with written notice of such proposal not less than 45 days and not more than 75 days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

Finally, the deadline for providing notice to the company under Rule 14a-19, the SEC’s universal proxy rule, of a stockholder’s intent to solicit proxies in support of nominees submitted under the company’s advance notice bylaws for our 2023 annual meeting is April 18, 2023.

Delivery of Documents to Stockholders Sharing an Address

To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to our Corporate Secretary by phone at 214-865-7998 or by mail to P10, Inc., 4514 Cole Ave, Suite 1600, Dallas, TX 75205.

Upon written request addressed to our Corporate Secretary at 4514 Cole Ave, Suite 1600, Dallas, TX 75205 from any person solicited herein, we will provide, at no cost, a copy of our fiscal 2021 Annual Report on Form 10-K filed with the SEC.

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

By order of the Board of Directors,

Robert Alpert

Robert Alpert

Co-Chief Executive Officer and Chairman of the Board of Directors

April 29, 2022

34        P10, Inc.

Exhibit A

EXHIBIT A

2021 Incentive Plan

Article 1

Establishment and Purpose

1.1    Establishment of the Plan. P10, Inc., a Delaware corporation (the “Company”), hereby establishes an incentive compensation plan (as amended from time to time, the “Plan”), as set forth in this document.

1.2    Purpose of the Plan. The purposes of the Plan are to (a) enable the Company and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of stockholders of the Company; and (c) promote the success of the Company’s business.

1.3    Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Company’s Board (the “Effective Date”).

1.4    Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

2.1    “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question, including any subsidiary. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. As used herein, the term “subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest.

2.2    “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3    “Award” means, individually or collectively, a grant or award under this Plan of Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards, Other Stock-Based Awards, Dividend Equivalent Awards and Performance Bonus Awards, in each case subject to the terms of the Plan.

2.4    “Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

2.5    “Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act.

2022 Proxy Statement        A-1

Exhibit A

2.6    “Board” or “Board of Directors” means the Company’s Board of Directors.

2.7    “Cause” means, except as otherwise defined in an Award Agreement, a Participant’s: (a) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers; (b) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment or other service; (c) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (e) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (d) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; or (e) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.8    “Change in Control” shall be deemed to have occurred if:

(a)    any Person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b)    during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, provided that this does not apply to a Director whose initial assumption of office during the lookback period is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company;

(c)    the consummation of a merger or consolidation of the Company with any other business entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(d)    the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; or

(e)    consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

A-2        P10, Inc.

Exhibit A

2.9    “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations issued thereunder.

2.10    “Committee” has the meaning set forth in Section 3.1.

2.11    “Company” has the meaning set forth in Section 1.1.

2.12    “Consultant” means any individual or entity who renders bona fide services to the Company or an Affiliate, other than as an Employee or Director, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.13    “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 9.

2.14    “Director” means a member of the Board.

2.15    “Disability” means, unless otherwise determined by the Committee or determined in the applicable Award Agreement, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must be described in Section 22(e)(3) of the Code. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code. Notwithstanding the above, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.16    “Dividend Equivalent” means a right granted to a Participant pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.17    “Effective Date” has the meaning set forth in Section 1.3.

2.18    “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate.

2.19     “Employee” means any person employed by the Company, its Affiliates and/or Subsidiaries; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.21    “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.22    “Fair Market Value” means, as of any date, unless otherwise determined by the Committee or determined in an applicable Award Agreement, the value of Stock determined as follows:

(a)    If the Stock is listed on one or more established stock exchanges or national market systems, including without limitation, The New York Stock Exchange American (“NYSE”), its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last immediately preceding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)    If the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Stock as quoted on such

2022 Proxy Statement        A-3

Exhibit A

system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)    In the absence of an established market for the Stock of the type described in (a) and (b), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation, which method may be set forth with greater specificity in the Award Agreement, (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code and Section 422 of the Code for Incentive Stock Options), which determination shall be conclusive and binding on all interested parties. Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Shares (by a qualified valuation expert); or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value.

2.23    “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

2.24    “Insider” means an individual who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.25    “ISO” has the meaning set forth in Section 6.2.

2.26    “Non-Employee Director” means a member of the Board who is not an Employee of the Company.

2.27    “Non-Qualified Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.

2.28    “NYSE” has the meaning set forth in Section 2.22(a).

2.29    “Option” means the right to purchase Stock granted to a Participant in accordance with Article 6. Options granted under the Plan may be Non-Qualified Stock Options, Incentive Stock Options or a combination thereof.

2.30    “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 9.

2.31    “Participant” means an Eligible Person to whom an Award is granted under the Plan or, if applicable, such other person who holds an outstanding Award.

2.32    “Performance Bonus Award” has the meaning set forth in Section 9.6.

2.33    “Performance Goal” means any goals established by the Committee pursuant to an Award, which may be based on the attainment of specified levels of one or more of the following: (i) earnings per share; (ii) sales; (iii) operating income; (iv) gross income; (v) basic or adjusted net income (before or after taxes); (vi) cash flow; (vii) gross profit; (viii) gross or operating margin; (ix) working capital; (x) earnings before interest and taxes; (xi) earnings before interest, tax, depreciation and amortization; (xii) return measures, including return on invested capital, sales, assets, or equity; (xiii) revenues; (xiv) market share; (xv) the price or increase in price of Stock; (xvi) total shareholder return; (xvii) economic value created or added; (xviii) expense reduction; (xix) implementation or completion of critical projects, including acquisitions, divestitures, and other strategic objectives, including market penetration and product development; (xx) specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company; or (xxi) any other metric that may be determined by the Committee. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of

A-4        P10, Inc.

Exhibit A

the indicators of performance relative to performance of other companies. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j), unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to common stock, (m) any business interruption event, (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results. The Committee may adjust upwards or downwards the amount payable pursuant to such performance-based Award, and the Committee shall certify the amount of any such Award for the applicable performance period before payment is made.

2.34    “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, Performance Stock Units and Performance Shares.

2.35    “Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 9 herein.

2.36    “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or to any other transferee specifically approved by the Committee after taking into account Applicable Law, but excluding any third-party financial institutions.

2.37    “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.38    “Plan” has the meaning set forth in Section 1.1.

2.39    “Prior Plan” means the P10 Holdings, Inc. 2018 Stock Incentive Plan.

2.40    “Restricted Stock” means Stock awarded to a Participant pursuant to Article 8 as to which the Restriction Period has not lapsed.

2.41    “Restricted Stock Unit” means an Award granted pursuant to Section 8.9 as to which the Restriction Period has not lapsed.

2.42    “Restriction Period” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.43    “Securities Act” means the Securities Act of 1933, as amended.

2.44    “Share” means a share of Stock of the Company.

2.45    “Stock” means the common stock of the Company, par value $0.001 per share.

2.46    “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive an amount payable in cash or Shares equal to the excess of (a) the Fair Market Value of a specified number of Shares on the date the SAR is exercised over (b) the Fair Market Value of such Shares on the date the SAR was granted as set forth in the applicable Award Agreement.

2.47    “Subsidiary” means any corporation, partnership, venture, unincorporated association or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with

2022 Proxy Statement        A-5

Exhibit A

respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.

2.48    “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 424(d) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

2.49    “Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

2.50    “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

2.51    “Withholding Taxes” has the meaning set forth in Section 12.1.

Article 3

Administration

3.1    The Committee. Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee of the Board (the “Committee”). Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is (a) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and (b) an “independent director” under the rules of the NYSE (or any similar rule or listing requirement that may be applicable to the Company from time to time); provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office or by designation to a Committee, shall conduct the general administration of the Plan with respect to all Awards granted to Non-Employee Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 3.4. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

3.2    Authority of the Committee. Subject to the general purposes, terms and conditions of this Plan and Applicable Law, and to the direction of the Board, the Committee shall have complete control over the administration of the Plan and shall have full authority to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in Applicable Law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals, (h) unless

A-6        P10, Inc.

Exhibit A

otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (i) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (ii) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), or (iii) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (a) determine at any time whether, to what extent and under what circumstances and method or methods (i) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (b) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (c) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the tenth (10th) anniversary of the Effective Date.

3.3    Committee Decisions Final. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions shall be final and binding upon the Participants, the Company, and all other interested persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

3.4    Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 3; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under the Company’s Certificate of Incorporation, Bylaws and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.4 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority

3.5    Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

2022 Proxy Statement        A-7

Exhibit A

Article 4

Shares Subject to the Plan

4.1    Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of 8,000,000 shares plus the number of shares available for grant under the Prior Plan as of the Effective Date. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 750,000, as adjusted under Sections 4.2 and 4.3. Shares of Stock issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury. Upon effectiveness of the Plan, no further awards shall be granted under a Prior Plan.

4.2    Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a)    If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan. This subsection 4.2(a) shall also apply to awards granted under the Prior Plan, which are outstanding as of the Effective Date.

(b)    Shares shall not be deemed to have been issued pursuant to the Plan (or the Prior Plan) with respect to any portion of an Award that is settled in cash, other than an Option.

(c)    In the event that withholding tax liabilities arising from a full-value Award (i.e., an award other than an Option or SAR) or, after the Effective Date, arising from a full-value award under the Prior Plan, are satisfied by the delivery or withholding of shares, the shares so tendered or withheld shall be added to the Plan’s reserve. Notwithstanding anything to the contrary contained herein, shares subject to an Award shall not again be made available for issuance or delivery under the Plan if such shares are (i) shares tendered in payment of an Option; (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or SAR; (iii) shares covered by a stock-settled Stock Appreciation Right that were not issued upon the settlement of the SAR; or (iv) shares purchased on the open market with Option proceeds.

4.3    Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, spin-off, liquidation, Share combination, Stock split, Stock dividend, an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Sections 422 and 424(h)(3) of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and Stock Appreciation Rights and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Stock Appreciation Rights, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The Committee shall also adjust any available share reserve accordingly. The Committee may make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Adjustments under this Section 4.3 shall be consistent with Section 409A of the Code and adjustments pursuant to determination of the Committee shall be conclusive and binding on all Participants under the Plan.

4.4    Limitation on Number of Shares Granted to Non-Employee Directors. The maximum number of Shares subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid during

A-8        P10, Inc.

Exhibit A

the fiscal year to the Non-Employee Director, in respect of such Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Article 5

Eligibility and Participation

5.1    Eligibility and Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. In addition, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

5.2    Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

Article 6

Options

6.1    Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, subject to the limitations set forth in Article 4 and the following terms and conditions:

(a)    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Option, including the Exercise Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.

(b)    Exercise Period. Unless a shorter period is otherwise provided by the Committee at the time of grant, each Option will expire on the tenth (10th) anniversary date of its grant or on the fifth (5th) anniversary of its grant date if the Participant is a Ten Percent Owner. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (x) the exercise of which is prohibited by Applicable Law or (y) Shares may not be purchased or sold by certain Employees or Directors of the Company due to a “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such Option at the date the initial term would otherwise expire is above the Fair Market Value.

2022 Proxy Statement        A-9

Exhibit A

(c)    Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding the foregoing, the Committee may determine the Exercise Price for a substitute Award, provided such Exercise Price does not violate Applicable Law (including, but not limited to, Section 409A of the Code).

(d)    Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence.

6.2    Limitations on Incentive Stock Options. In addition to the general requirements of Article 6, the terms of any Incentive Stock Option (“ISO”) granted pursuant to the Plan must comply with the provisions of this Section 6.2.

(a)    ISO Eligibility. ISOs may be granted only to Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code). No ISO Award may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date. ISOs shall not be granted until such time as stockholders approve this Plan. This Plan will be deemed to be approved by stockholders if it receives the affirmative vote of a majority of the votes cast at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.

(b)    ISO Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the date the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed one hundred thousand dollars ($100,000.00) or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)    ISO Expiration. An ISO will expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i)    Ten (10) years from the date of grant, unless an earlier time is set in the Award Agreement;

(ii)    Three (3) months after the date of the Participant’s Termination of Employment other than on account of Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2); and

(iii)    One (1) year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any ISOs exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such ISO or dies intestate, by the person or persons entitled to receive the ISO pursuant to the Applicable Laws of descent and distribution.

Any ISO that remains exercisable pursuant to a Participant’s agreement with the Company following Termination of Employment and is unexercised more than one (1) year following Termination of Employment by reason of death or Disability or more than three (3) months following Termination of Employment for any reason other than death or Disability will thereafter be deemed to be a Non-Qualified Stock Option.

(d)    Ten Percent Owners. In the case of an ISO granted to a Ten Percent Owner, such ISO shall be granted at an exercise price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant and, unless a shorter period is otherwise provided by the Committee at the time of grant, each ISO will expire on the fifth (5th) anniversary of its grant date.

(e)    Notification of Disposition. If a Participant disposes of Shares acquired upon exercise of an ISO within two (2) years from the date the Option is granted or within one (1) year after the issuance of such Shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of Shares disposed of, and any other information relating thereto that the Company may reasonably request.

A-10        P10, Inc.

Exhibit A

(f)    Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(g)    Failure to Meet ISO Requirements. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.

6.3    Exercise of Options.

(a)    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Exercises of Options may be effected only on days and during the hours the NYSE is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

(b)    An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

6.4    Termination of Employment. Unless otherwise provided by the Committee in the applicable Award Agreement, the following limitations on the exercise of Options shall apply upon Termination of Employment:

(a)    Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to such Participant which are vested and exercisable as of the effective date of Termination of Employment by reason of death or Disability may be exercised, if at all, no more than one (1) year from such date of Termination of Employment, unless the Options, by their terms, expire earlier. All unvested Options granted to such Participant shall immediately become forfeited.

(b)    Involuntary Termination Without Cause. If a Participant’s Termination of Employment is by involuntary termination without Cause, all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Employment, but in no event beyond the expiration of the stated term of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(c)    Voluntary Termination. If a Participant’s Termination of Employment is voluntary (other than a voluntary termination described in Section 6.4(d)), all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Employment, but in no event beyond the expiration of the stated terms of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(d)    Termination for Cause. If the Participant’s Termination of Employment (i) is by the Company for Cause or (ii) is a voluntary Termination (as provided in Subsection (c) above) after the occurrence of an event that would be grounds for Termination of Employment for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

2022 Proxy Statement        A-11

Exhibit A

(e)    Other Terms and Conditions. A Participant holding an Option is not eligible to receive dividends or Dividend Equivalents. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall be materially adverse to the Participant.

6.5    Payment. The Committee shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan may be paid and the form of payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company. The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part, to the extent permitted by Applicable Law, payment may be made by any of the following:

(a)    cash or certified or bank check;

(b)    delivery of Shares owned by the Participant duly endorsed for transfer to the Company, with a Fair Market Value of such Shares delivered on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired;

(c)    if the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company;

(d)    at any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date; or

(e)    any combination of the foregoing methods.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

Article 7

Stock Appreciation Rights

7.1    Grant of SARs. Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. Each SAR shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, and such other provisions as the Committee shall determine. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be.

7.2    Exercise Price. The exercise price per Share covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted.

A-12        P10, Inc.

Exhibit A

7.3    Term. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR (x) the exercise of which is prohibited by Applicable Law or (y) Shares may not be purchased or sold by certain Employees or Directors of the Company due to a “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the SAR shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such SAR at the date the initial term would otherwise expire is above the Fair Market Value.

7.4    Payment. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

7.5    Other Provisions. Except as the Committee may deem inappropriate or inapplicable in the circumstances, SARs shall be subject to terms and conditions substantially similar to those applicable to Non-Qualified Options as set forth in Article 6, including, but not limited to, the ineligibility to receive dividends or Dividend Equivalents.

Article 8

Restricted Stock Awards

8.1    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to Eligible Persons in such amounts and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals.

8.2    Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate. If certificates representing the Restricted Stock are registered in the name of the Participant, any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. The Committee may require that the stock certificates or book-entry registrations evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

8.3    Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals, as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock and/or restrictions under Applicable Law. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

8.4    Removal of Restrictions. Except as otherwise provided in this Article 8 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to waive all or part of the restrictions and conditions with regard to all or part of the shares held by any Participant at any time.

8.5    Voting Rights, Dividends and Other Distributions. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and, subject to the provisions of this Section 8.5, may receive all dividends and distributions

2022 Proxy Statement        A-13

Exhibit A

paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Restricted Stock with respect to which they were paid. In addition, with respect to a share of Restricted Stock, dividends shall only be paid out to the extent that the Share of Restricted Stock vests. Any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

8.6    Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

8.7    Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 8.6 herein, subject to Section 10.2, all shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment shall immediately be forfeited and returned to the Company.

8.8    Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file a copy of such election with the Company within thirty (30) days following the date of grant.

8.9    Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee in accordance with Section 3.2. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and, unless otherwise determined by the Committee, shall not receive dividends or Dividend Equivalents (which in any event shall only be paid out to the extent that the Restricted Stock Units vest). Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 9

Other Types of Awards

9.1    Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.2    Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

A-14        P10, Inc.

Exhibit A

9.3    Dividend Equivalents. Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code; provided that, to the extent Shares subject to an Award are subject to vesting conditions, any Dividend Equivalents relating to such Shares shall be subject to the same vesting conditions.

9.4    Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Goals or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.5    Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.6    Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

9.7    Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Other Stock-Based Award and Performance Bonus Award shall be set by the Committee in its discretion.

9.8    Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Other Stock-Based Award and Performance Bonus Award; provided, however, that such price shall not be less than the Fair Market Value of a share of Stock on the date of grant, unless otherwise permitted by Applicable Law.

9.9    Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Deferred Stock, Other Stock-Based Awards and Performance Bonus Awards shall only be exercisable or payable while the Participant is an Employee, Consultant or Non-Employee Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award may be exercised or paid subsequent to a Termination of Employment without Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.

9.10    Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.11    Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

2022 Proxy Statement        A-15

Exhibit A

Article 10

Change in Control

10.1    Vesting Upon Change in Control. For the avoidance of doubt, the Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change in Control except as provided in this Section 10.1. In the event of a Change in Control after the date of the adoption of the Plan, then:

(a)    to the extent an outstanding Award subject solely to time-based vesting is not assumed or replaced by a comparable Award referencing shares of the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, then any outstanding Award subject solely to time-based vesting then held by Participants that is unexercisable, unvested or still subject to restrictions or forfeiture shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change in Control;

(b)    any stock-denominated performance-based Awards outstanding as of the date such Change in Control is determined to have occurred shall be converted into, as applicable, time-based restricted stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) or time-based restricted stock units based on the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) and, if, during the 12-month period following the date of such Change in Control, the Participant’s employment is terminated by such successor (or an affiliate thereof) without Cause or by the Participant for Good Reason, such Awards, to the extent then outstanding, shall fully vest. With respect to performance-based Awards that are outstanding as of the date of such Change in Control and are not converted to a time-based Award, any deferral or other restriction shall lapse and such Awards shall be settled in cash as promptly as is practicable (unless otherwise required by Section 409A of the Code and the applicable terms of the Awards). In either case, unless otherwise determined by the Committee in an Award Agreement or otherwise, the value of the performance-based Awards as of the date of the Change in Control shall be determined assuming target performance has been achieved, except that the value shall be determined based on actual performance as of such date if (i) more than half of the performance period has elapsed as of such date and (ii) actual performance is determinable as of such date; and

(c)    Each outstanding Award that is assumed in connection with a Change in Control, or is otherwise to continue in effect subsequent to the Change in Control, will be appropriately adjusted, immediately after the Change in Control, as to the number and class of securities and other relevant terms in accordance with Section 4.3.

10.2    Termination of Employment Upon Change in Control. Notwithstanding any other provision of the Plan to the contrary, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company or Affiliate and a Participant, upon (i) a Participant’s involuntary Termination of Employment without Cause on or within one (1) year following a Change in Control, or (ii) a Participant’s Termination of Employment for Good Reason (including the Termination of Employment of the Participant if he or she is employed by an Affiliate at the time the Company sells or otherwise divests itself of such Affiliate), all outstanding Awards shall immediately become fully vested and exercisable; provided that Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within one (1) year following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment.

10.3    Cancellation and Termination of Awards. The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such

A-16        P10, Inc.

Exhibit A

cancellation and termination the holder of such Award may receive for each Share subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the Fair Market Value of the Stock and the purchase price per Share (if any) under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.

Article 11

Amendment, Modification, and Termination

11.1    Amendment, Modification, and Termination of Plan. At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Plan, in whole or in part, without stockholder approval; provided, however, that (a) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) to the extent the Company is listed on the NYSE, stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any automatic increase as provided by Section 4.1, any adjustment as provided by Section 4.3) or the number of shares available for issuance as ISOs, or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant (except as otherwise provided in Section 6.1), or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant (except as otherwise provided in Section 6.1), or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) changes the granting corporation or (vi) changes the type of stock.

11.2    Amendment of Awards. Subject to Section 4.3, at any time and from time to time, the Committee may amend the terms of any one or more outstanding Awards, provided that the Award as amended is consistent with the terms of the Plan or if necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, without limitation, Section 409A), and to the administrative regulations and rulings promulgated thereunder.

11.3    Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

11.4    Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, except as provided under Section 4.3 and Section 11.2, neither the Committee nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Share price in exchange for cash or other securities. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.

Article 12

Withholding

12.1    Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

12.2    Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold

2022 Proxy Statement        A-17

Exhibit A

Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.5(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 13

General Provisions Applicable to Awards

13.1    Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 4.3); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.

13.2    Form of Payment. Subject to the provisions of this Plan, the Award Agreement and any Applicable Law, payments or transfers to be made by the Company or any Affiliate on the grant, exercise, or settlement of any Award may be made in such form as determined by the Committee including, without limitation, cash, Stock, other Awards, other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined by rules adopted by the Committee.

13.3    Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or Dividend Equivalents) shall either (a) not be paid or credited with respect to such Award or (b) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied.

13.4    Limits on Transfer.

(a)    Except as otherwise provided in Section 13.4(b),

(i)    no Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a domestic relations order, unless and until such Award has been exercised, or the Shares underlying such Award have been issues, and all restrictions applicable to such Shares have lapsed;

A-18        P10, Inc.

Exhibit A

(ii)    no Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 13.4(a)(i); and

(iii)    during a Participant’s lifetime, only the Participant or the Participant’s guardian or legal representative may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a domestic relations order. After a Participant’s death, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by such Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.

(b)    Notwithstanding Section 13.4(a), the Committee, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Non-Qualified Stock Option) to any one or more Permitted Transferees of such Participant without consideration, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Participant); and (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 13.4(a), hereof, the Committee, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

13.5    Beneficiaries. Notwithstanding Section 13.4, if provided in the applicable Award Agreement, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

13.6    Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits

2022 Proxy Statement        A-19

Exhibit A

with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time. If there shall be no such clawback policy in effect, (1) awards under the Plan and any Shares issued pursuant to Awards under the Plan (and any gains thereon) shall be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such Awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; or (2) if the Company or its Subsidiaries terminate a Participant’s service relationship due to the Participant’s gross negligence or willful misconduct, or determine there are grounds for such a termination (whether or not such actions also constitute “cause” under an Award Agreement), any Awards under the Plan, whether or not vested, as well as any shares of Stock issued pursuant to Awards under this Plan (and any gains thereon) shall be subject to forfeiture, recovery and “clawback.” Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any detrimental activity (including noncompliance with restrictive covenants), as determined by the Committee, the Committee may, in its sole discretion, provide for cancellation of any or all of such Participant’s outstanding Awards and/or forfeiture by the Participant of any gain realized in respect of Awards, and repayment of any such gain promptly to the Company.

13.7    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

13.8    Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

13.9    Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the termination or rescission of, or the recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.

13.10    Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Award Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (the “Identification Period”). All Participants who are determined to be key employees under Section 416(i) of the

A-20        P10, Inc.

Exhibit A

Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

Article 14

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 15

Miscellaneous Provisions

15.1    Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Stock subject to these substitute Awards shall not be counted against the share reserve set forth in Article 4 of the Plan.

15.2    409A Compliance. It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (b) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (d) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s separation from service or (ii) the Participant’s death, (e) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (f) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.

Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

15.3    Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Stock are intended to comply with any applicable exemptive condition under

2022 Proxy Statement        A-21

Exhibit A

Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

15.4    Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of ERISA. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

15.5    Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.6    Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

15.7    Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares of Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 15.7, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

15.8    Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 15.6 in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been

A-22        P10, Inc.

Exhibit A

filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.

15.9    Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by Applicable Law.

15.10    Limitation of Rights in Stock. A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares of Stock subject to an Award, unless and until Shares shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the Bylaws of the Company.

15.11    Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company (or any Affiliate) to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

15.12    Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.13    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

15.14    Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions thereof.

15.15    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.16    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

15.17    Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

15.18    Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company, secretary or assistant secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company, secretary or assistant secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the Chief Financial Officer of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

2022 Proxy Statement        A-23

Exhibit A

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

15.19    Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

15.20    Venue. The Company and the Participant to whom an Award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Delaware with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Delaware, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Delaware court, and no other, (c) such Delaware court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Delaware court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

15.21    No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

A-24        P10, Inc.

Exhibit B

EXHIBIT B

Board of Directors Audit Committee Charter

Establishment and Purposes

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of P10, Inc. (the “Company”) is established pursuant to the Company’s By-laws. The Committee’s primary purposes are to:

•	assist the Board with oversight of:

•	the integrity of the financial statements of the Company,

•	the independent registered public accounting firm’s (the “independent auditor”) qualifications and independence,

•	the performance of the Company’s internal audit function and independent auditor, and

•	the compliance by the Company with legal and regulatory requirements; and

•	prepare an audit committee report as required by the rules of the Securities and Exchange Commission (the “Commission”) for inclusion in the Company’s annual proxy statement.

Membership

The Committee shall consist of a minimum of three directors. Members of the Committee shall be appointed by the Board upon the recommendation of the Nominating and Governance Committee and may be removed by the Board in its discretion. The Board will appoint one of the members of the Committee to serve as Chairman.

Members of the Committee shall be independent directors under the New York Stock Exchange’s listing requirements and shall also satisfy the more rigorous independence requirements for members of audit committees of the Commission. Members of the Committee shall be “financially literate,” as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee shall be an “audit committee financial expert” as defined by the Commission.

Members of the Committee shall not simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination shall be disclosed in the Company’s annual proxy statement.

Administration

Except as otherwise provided by resolution of the Board or the Committee, the presence in person or by telephone of a majority of the Committee’s members shall constitute a quorum for any meeting of the Committee. The Committee shall meet as often as it determines necessary, but not less frequently than quarterly. The Committee shall meet periodically with management, the internal auditor and the independent auditor in separate executive sessions. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee Chair will have authority to act on behalf of the Committee between meetings. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

The Committee shall have the sole authority to retain and terminate any consultants, legal counsel and other advisors to assist the Committee in fulfilling its duties and responsibilities and shall have the sole authority to approve the fees and other terms and conditions of any such retention.

2022 Proxy Statement        B-1

Exhibit B

Duties and Responsibilities

In furtherance of the purposes of the Committee, the Committee shall:

Financial Statement and Disclosure Matters

•

Meet to review and discuss with management and the independent auditor the Company’s annual audited financial statements, including reviewing the Company’s specific disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•

Review and discuss with management and the independent auditor the Company’s internal controls report and the independent auditor’s report on internal control over financial reporting prior to the filing of the Company’s Form 10-K, to the extent applicable.

•	Discuss with the independent auditor any critical audit matters from the current period audit prior to the filing of the Company’s Form 10-K.

•

Meet to review and discuss with management and the independent auditor the Company’s quarterly financial statements, including reviewing the Company’s specific disclosures made in management’s discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

•

Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles.

•

Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material controldeficiencies.

•	Review and discuss reports from the independent auditor on:

•	All critical accounting policies used.

•

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

•	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•

Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•

Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, as well as the Company’s risk assessment and risk management policies.

•

Discuss with the independent auditor the matters required to be discussed by applicable generally accepted auditing standards, relating to the conduct of the annual audit and quarterly reviews, including, but not limited to any difficulties encountered in the course of the audit and review work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•

Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for Form 10-Ks and Form 10-Qs regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

B-2        P10, Inc.

Exhibit B

Oversight of the Company’s Relationship with the Independent Auditor

•

Be directly responsible for the appointment (subject, if applicable, to shareholder ratification), compensation, retention, and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

•

Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in the Commission’s rules.

•	Review and evaluate the lead partner of the independent auditor team.

•

Obtain and review a report from the independent auditor at least annually regarding (i) the independent auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to address any such issues, and (iii) all relationships between the independent auditor and the Company.

•

Evaluate the qualifications, performance and independence of the independent auditor, including considering whether theauditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and the Company’s internal auditor.

•

Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

•	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

•	Review the adequacy and effectiveness of the Company’s internal audit function and the appointment, compensation and replacement of the Company’s internal auditor.

•	Review the significant reports to management prepared by the internal auditor and management’s responses.

•	Discuss with the internal auditor and management the internal auditor’s responsibilities, budget, compensation and staffing and any recommended changes in the planned scope of the internal auditplan.

Compliance Oversight Responsibilities

•	Obtain from the independent auditor assurance that no report to the Board is required under Section 10A(b) of the Securities Exchange Act of 1934.

•

Obtain reports from management and the Company’s internal audit function that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

•

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditingmatters.

•	Receive reports of complaints, if any, regarding accounting and auditing matters.

•

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

2022 Proxy Statement        B-3

Exhibit B

•

Discuss with the Company’s Chief Compliance Officer legal matters that may have a material impact on the Company’s financial statements or the Company’s compliance policies and any matters involving potential or ongoing material violations of laws or breaches of fiduciary duty by the Company or any of its directors, officers, employees or agents.

•	Prepare the audit committee report to be included in the Company’s proxy statement when and as required by the rules of the Commission.

Governance

•	Make regular reports to the Board and maintain minutes of its meetings and records relating to those meetings and the Committee’s activities.

•	Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

•	Annually review the Committee’s own performance.

Limitation of Committee’s Role

The Committee’s job is one of oversight as set forth in this Charter. It is not the duty of the Committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s financial statements and for maintaining internal control, and the independent auditor is responsible for auditing the financial statements. In addition, it is not the duty of the Committee to assure compliance with laws and regulations.

In performing their duties and responsibilities, the Committee members shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any of the Company’s officers or employees, or committees of the Board, or by any other person as to matters the members reasonably believe are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

B-4        P10, Inc.

Exhibit C

EXHIBIT C

Board of Directors Compensation Committee Charter

Establishment and Purposes

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of P10, Inc. (the “Company”) is established pursuant to the Company’s By-laws. The Committee’s primary purposes are to:

•

provide oversight of the Company’s executive compensation program and determine whether it remains effective to attract, motivate and retain executive and other senior officers capable of making significant contributions to the long-term success of the Company, consistent with stockholder interests;

•

review and discuss the compensation discussion and analysis included in the Company’s annual proxy statement with management and approve the Committee’s report for inclusion in the proxy statement; and

•

review, assess and make reports and recommendations to the Board as appropriate on the Company’s strategies relating to human capital management, with an emphasis on talent development, performance against talent and diversity goals and succession planning, in each case, at the highest management levels.

Membership

The Committee shall consist of a minimum of three directors. Members of the Committee shall be appointed by the Board upon the recommendation of the Nominating and Governance Committee and may be removed by the Board in its discretion. The Board will appoint one of the members of the Committee to serve as Chairman.

Members of the Committee shall satisfy the independence requirements applicable to Committee membership under the New York Stock Exchange’s listing requirements. Members of the Committee must qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Administration

Except as otherwise provided by resolution of the Board or the Committee, the presence in person or by telephone of a majority of the Committee’s members shall constitute a quorum for any meeting of the Committee. The Committee may delegate to its Chairman or other members such powers and authority as the Committee deems to be appropriate, except such powers and authority required by law to be exercised by the whole Committee.

Duties and Responsibilities

In furtherance of the purposes of the Committee, the Committee shall:

•

Annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s overall compensation levels based on this evaluation. The Committee may submit its determination of the CEO’s overall compensation levels to the non-management members of the Board for ratification, but reserves the right to retain or reconsider its original determination in the event the non- management members of the Board fail to ratify such original determination.

•	At least annually, review and approve the annual base salaries and annual incentive opportunities of the CEO and executive officers.

•	Periodically and as and when appropriate, review and approve the following as they affect the CEO and executive officers:

¡	all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities;

¡	any employment agreements and severance arrangements; and

¡	any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits.

2022 Proxy Statement        C-1

Exhibit C

•	Periodically review and approve compensation for the directors.

•	Receive periodic reports on the Company’s compensation programs as they affect all employees and directors and consider related risks.

•	Review and adopt, or recommend to the Board, as appropriate, the adoption of new, or the amendment of existing, executive compensation plans of the Company.

•	Perform such duties and responsibilities as may be assigned to the Committee under the terms of any executive compensation plan.

•	Review perquisites or other personal benefits to the Company’s executive officers.

•	Review and discuss the compensation discussion and analysis included in the Company’s annual proxy statement with management and approve the Committee’s report for inclusion in the proxy statement.

•	Consider and discuss the results of the advisory “say-on-pay” vote, if applicable.

•

Review, approve, or recommend to the Board, or delegate to management, the approval of the Company’s retirement, group life, health, hospitalization, medical reimbursement, relocation, displacement, severance or welfare plans, any amendments thereto or termination thereof, in each case as appropriate and as required by the applicable plans.

•

Review, assess and make reports and recommendations to the Board as appropriate on the Company’s strategies relating to human capital management, with an emphasis on talent development, performance against talent and diversity goals and succession planning, in each case, at the highest management levels.

•	Make regular reports to the Board and maintain minutes of its meetings and records relating to those meetings and the Committee’s activities.

•	Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

•	Annually review its own performance.

•	The Committee shall periodically review the “clawback” policy (including as may be required by applicable law) for recovering incentive-based compensation, if applicable.

•	The Committee shall periodically review stock ownership guidelines for executive officers and non-employee directors and oversee compliance with such guidelines.

Use of Consultants, Legal Counsel and Advisers

The Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee, the expense of which shall be borne by the Company. Except as otherwise provided under the New York Stock Exchange’s listing requirements, the Committee may select a compensation consultant, outside legal counsel or other adviser to the Committee only after taking into consideration all factors relevant to that person’s independence from management, including the following:

(a)	the provision of other services to the Company by the employer of the compensation consultant, legal counsel or other adviser;

(b)	the amount of fees received from the Company by the employer of the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of such employer;

(c)	the policies and procedures of the employer of the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest:

(d)	any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

(e)	any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

(f)	any business or personal relationship of the compensation consultant, legal counsel, other adviser or his or her employer with an executive officer of the Company.

C-2        P10, Inc.

Exhibit D

EXHIBIT D

Board of Directors Nominating and Corporate Governance Committee Charter

Establishment and Purposes

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of P10, Inc. (the “Company”) is established pursuant to the Company’s By-laws. The Committee’s primary purposes are to:

•

assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of stockholders or candidates to fill vacancies or newly created directorships that may occur between such meetings;

•	evaluate and recommend to the Board corporate governance policies, practices and guidelines applicable to the Company;

•	lead the Board in its annual review of the Board and management’s performance;

•	recommend to the Board director nominees for each committee; and

•	oversee the Company’s Related Persons Transaction Policy.

Membership

The Committee shall consist of a minimum of three directors. Members of the Committee shall be appointed by the Board upon the recommendation of the then serving members of the Committee and may be removed by the Board in its discretion. The Board will appoint one of the members of the Committee to serve as Chairman.

Members of the Committee shall be independent directors under the New York Stock Exchange’s listing requirements.

Administration

Except as otherwise provided by resolution of the Board or the Committee, the presence in person or by telephone of a majority of the Committee’s members shall constitute a quorum for any meeting of the Committee. The Committee may delegate to its Chairman or other members such powers and authority as the Committee deems to be appropriate, except such powers and authority required by law to be exercised by the whole Committee.

The Committee shall have the sole authority to retain and terminate any search firms, consultants, legal counsel and other advisers to assist the Committee in fulfilling its duties and responsibilities and shall have sole authority to approve the fees and the other terms and conditions of any such retention.

Duties and Responsibilities

In furtherance of the purposes of the Committee, the Committee shall:

•	Actively seek individuals qualified to become board members for recommendation to the Board.

•

Consider persons suggested by stockholders and may, if it deems appropriate, establish procedures to be followed by stockholders in submitting recommendations for Board candidates. In addition, the Committee shall review the suitability of each Board member to serve as a director when his or her term expires and when he or she has a change in his or her primary job responsibilities.

•

Annually review the composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance and diversity of experience, thought and skills required for the Board as a whole.

•	Make recommendations regarding the size and composition of each Board committee, including committee chair positions.

2022 Proxy Statement        D-1

Exhibit D

•

Review comments and suggestions from directors and members of committees of the Board with respect to the Board’s and each committee’s annual self-assessment and report annually to the Board regarding the results.

•	Review the Company’s engagement with shareholders on governance matters and consider shareholder proposals and proposed responses.

•	Review and reassess the adequacy of the Company’s guidelines relating to corporate governance annually and recommend any proposed changes to the Board for approval.

•

Periodically review corporate governance trends, best practices and regulation applicable to the corporate governance of the Company and consider any other corporate governance issues that arise from time to time and develop appropriate recommendations for the Board.

•

Periodically review the Company’s corporate and investment stewardship-related policies, programs and significant publications relating to environmental (including climate change), social and other sustainability matters in coordination with the other standing Committees of the Board and, as appropriate, make recommendations on such matters to the full Board.

•	Periodically review the philanthropic programs of the Company and related policies and strategy.

•	Periodically review the Company’s public policy and advocacy activities, including lobbying priorities, political contributions and memberships in trade associations.

•	Review and approve, or ratify, all [Related Person Transactions] in accordance with the Company’s Related Persons Transaction Policy.

•	Make regular reports to the Board and maintain minutes of its meetings and records relating to those meetings and the Committee’s activities.

•	Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

•	Annually review its own performance.

D-2        P10, Inc.

Exhibit E

EXHIBIT E

Corporate Governance Guidelines

These Corporate Governance Guidelines (the “Guidelines”) of P10, Inc. (the “Company”) have been adopted by the Board of Directors of the Company (the “Board”), as a framework to provide effective governance over the affairs of the Company for the benefit of its stockholders. The Guidelines should be interpreted in the context of all applicable laws and regulations, the Company’s Certificate of Incorporation, the Bylaws and other corporate governance documents, in each case as the same may be amended and supplemented from time to time.

The Company will make the Guidelines available on its web site at https://www.p10alts.com/ and to any stockholder who otherwise requests a copy.

1.	Board of Directors

Except as otherwise provided by the Certificate of Incorporation:

(a)    So long as 210 Capital, LLC and any of if permitted transferees (the “210 Stockholders”) continue to collectively hold a combined voting power of (A) at least 10% of the Shares (as defined below) outstanding immediately following the closing date of the IPO (the “Closing Date”), the Company shall include in its slate of nominees two (2) directors designated by the 210 Stockholders and (B) less than 10% but at least 5% of the Shares outstanding immediately following the Closing Date, one (1) Director designated by the 210 Stockholders (the “210 Designee”).

(b)    So long as RCP Advisors 2, LLC and RCP Advisors 3, LLC and any of their permitted transferees who hold Shares as of the applicable time (the “RCP Stockholders”) continue to collectively hold a combined voting power of at least 5% of the Shares outstanding immediately following the Closing Date, the Company shall include in its slate of nominees one (1) Director designated by the RCP Stockholders (the “RCP Designee”).

(c)    [GRAPHIC APPEARS HERE]So long as TrueBridge Capital Partners LLC and any of its permitted transferees who hold Shares as of the applicable time (the “TrueBridge Stockholders”) continue to collectively hold a combined voting power of at least 5% of the Shares outstanding immediately following the Closing Date, the Company shall include in its slate of nominees one (1) Director designated by the TrueBridge Stockholders (the “TrueBridge Designee” and together with the 210 Designee and RCP Designee, the “Director Designees”).

(d)    The Director Designees shall designate the three (3) Independent Directors (as defined below).

Each director should meet the qualifications for Board membership set forth in the section below. As a controlled company, the Board is not required to be comprised of a majority of directors who qualify as independent directors (“Independent Directors”) under the listing standards of the New York Stock Exchange (the “NYSE”). At such time as the Company is no longer a controlled company, the Board will be comprised of a majority of Independent Directors within the applicable time period under the NYSE listing standards. For purposes of this Guidelines, the “Shares” shall mean, collectively, the Class A Common Stock of the Company and the Class B Common Stock of the Company.

2.	Director Qualification

The following are the criteria directors are expected to satisfy:

(i)    maintaining the highest level of personal and professional ethics, integrity, and values;

(ii)    possessing the expertise that is useful to the Company and complementary to the background and expertise of the other members of the Board;

(iii)    possessing a willingness and ability to devote the time necessary to carry out the duties and responsibilities of Board membership;

(iv)    possessing a desire to ensure that the Company’s operations and financial reporting are effected in a transparent manner and in compliance with applicable laws, rules, and regulations; and

(v)    possessing a dedication to the representation of the best interests of the Company and all of its stockholders.

2022 Proxy Statement        E-1

Exhibit E

3.	Additional Board Service

The Board does not believe that the directors should be prohibited from serving on boards of other entities or organizations and has not adopted any guidelines limiting such activities, except with respect to members serving on the Audit Committee as described below. However, the Board will take into account the nature of and time involved in a director’s service on other boards and/or committees in evaluating the suitability of individual director candidates and current directors.

Due to the demanding nature of service on the Audit Committee, the members of the Audit Committee may not serve on the audit committees of the boards of directors of more than two additional public companies at the same time as they are serving on the Audit Committee.

Service on other boards and/or committees should be consistent with the Company’s conflict of interest policies set forth below.

4.	Change in Status or Responsibilities

If a director has a substantial change in professional responsibilities, occupation or business association he or she shall notify the Board and, if appropriate, should offer his or her resignation from the Board.

If a director who was an Independent Director when nominated ceases to qualify as an Independent Director, he or she should offer his or her resignation from the Board. The Board will evaluate the facts and circumstances and make a determination whether to accept any resignation offered to the Board or request that the director continue to serve on the Board.

5.	Term Limits

The Board does not believe that it is in the best interests of the Company to establish term limits for directors at this time. Additionally, such term limits may cause the Company to lose the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company’s business and therefore can provide an increasingly significant contribution to the Board.

6.	Director Responsibilities

The business and affairs of the Company will be managed under the direction of the Board in accordance with applicable law, the Certificate of Incorporation and the Bylaws. Directors are expected to satisfy the following specific expectations:

(a)    Commitment and Attendance: Directors should make every effort to attend, whether in person or telephonically, meetings of the Board and meetings of Board committees on which they serve. Directors are expected to review all materials provided at or in advance of meetings of the Board and its committees.

(b)    Participation in Meeting: Each director should be sufficiently familiar with the business of the Company to facilitate active and effective participation in the deliberations of the Board and of each committee on which such director serves.

(c)    Ethics and Conflicts of Interest: The Company has adopted a Code of Conduct and Ethics. Directors are expected to be familiar with and to adhere to that Code, including, for example, its provisions governing conflicts of interest. Directors should recuse themselves from any discussion or decision by the Board or a Board committee that involves or affects their personal, business, or professional interests. An independent committee of the Board, designated by the Board, should resolve any conflict of interest issue involving a director, either Co-Chief Executive Officer or any other senior managing director of the Company.

(d)    Confidentiality: The proceedings and deliberations of the Board and its committees are confidential. Each director should maintain the confidentiality of information received in connection with his or her service as a director.

7.	Director Access to Management

Each director will have access to senior management and other employees of the Company in order to become and remain informed about the Company’s business and for any other purpose relevant to the fulfillment of the responsibilities of a member of the Board.

E-2        P10, Inc.

Exhibit E

8.	Committees of the Board

The current standing committees of the Board are the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. Each committee should review its charter and activities annually, with the assistance of inside or outside counsel and advisers, as appropriate, to make certain that they are consistent with then-current sound governance practices and legal requirements.

(a)    Independence: All members of the Audit Committee will be Independent Directors.

(b)    Meetings: Each committee chairperson, in consultation with committee members and consistent with each committee’s respective charters, will determine the frequency and length of each committee’s meetings.

9.	Retention of Advisors

The Board and committees of the Board may engage the services of independent consultants or advisors, at the Company’s expense.

10.	Director Compensation

The Compensation Committee should annually review the form and amount of all types of compensation to be paid by the Company to or on behalf of members of the Board, including, without limitation, cash fees and stock incentives. Board compensation should be customary, reasonable, and competitive, as determined by the Compensation Committee.

11.	Orientation of New Directors and Continuing Education

The Nominating and Corporate Governance Committee will develop and oversee an orientation program for new members of the Board. The orientation program should provide new directors with comprehensive information about the Company’s business, performance, policies and procedures and the responsibilities and expectations of members of the Board. The Nominating and Corporate Governance Committee will work to develop and provide appropriate continuing education programs to assist directors in developing and maintaining skills necessary or appropriate for the performance of their responsibilities.

12.	Management Succession Planning

The Nominating and Corporate Governance Committee will periodically review and develop a succession plan for selecting a successor to each Co-Chief Executive Officer in accordance with the Certificate of Incorporation and Bylaws, both in the event of an emergency and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, and skills of possible successors.

13.	Self-Evaluation

Each year, the Board will conduct a self-evaluation to determine whether it and its committees are functioning effectively. In connection with the annual self-evaluation, the Nominating and Corporate Governance Committee will be responsible for seeking from each director his or her evaluation of the performance of the Board and the committees on which the director serves. The Board and committees will review the results of these evaluations.

14.	Executive Sessions

The Independent Directors will meet periodically without management or non- independent directors present. These executive sessions will occur in conjunction with regularly scheduled Board meetings and at such other times as they may deem necessary and appropriate.

15.	Flexibility

The Board believes that the policies and procedures described in the Guidelines should remain flexible to facilitate the Board’s ability to respond to changing circumstances and conditions in fulfilling its responsibilities to the Company and its stockholders. Accordingly, the Board reserves the right to amend the Guidelines or grant waivers hereunder, from time to time. Any such amendment or waiver will be disclosed if required by and in accordance with applicable laws and regulations and the requirements of the NYSE.

2022 Proxy Statement        E-3

Exhibit F

EXHIBIT F

Code of Conduct and Ethics

The Board of Directors of P10, Inc. (together with its subsidiaries and affiliates, the “Company”) has adopted this Code of Conduct and Ethics (the “Code”) in order to:

•	promote compliance with applicable governmental laws, rules and regulations;

•	promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;

•

promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the “SEC”), other regulators and in other public communications made by the Company;

•	provide mechanisms to report unethical conduct; and

•	help foster a culture of honesty and accountability.

This Code applies to all directors, employees, including executive officers and partners, temporary employees and interns (each, a “Covered Person”) of the Company. This Code supplements the various other policies and procedures governing conduct of personnel, including, to the extent applicable to you, those set forth in all other policies, to the extent applicable to you, including, without limitation, the Company’s Insider Trading Policy, Related Person Transaction Policy and Corporate Governance Guidelines (collectively, as they may be amended from time to time, the “Other Policies”). This Code provides a set of basic principles to guide each Covered Person regarding the Company’s minimum ethical requirements and expectations. The Company requires all Covered Persons to conduct themselves in a lawful, honest and ethical manner with respect to the Company’s business practices. All Covered Persons are required to become familiar with this Code and to apply these principles in the daily performance of their roles.

All Covered Persons must seek the advice of Company’s Chief Compliance Officer (“CCO”) or its designee for additional guidance or if there is any question concerning the principles described in this Code. Any Covered Person who observes potentially unethical or illegal conduct is required to report the conduct as set forth below under “Administration and Enforcement.”

Compliance with Laws

All Covered Persons are required to comply with all applicable laws, rules and regulations of the United States and all foreign countries, states, counties, cities and other jurisdictions in which the Company conducts business. If local laws are less restrictive than the principles set forth in this Code or the Other Policies, Covered Persons should comply with the Code or the applicable Other Policy, even if the conduct would otherwise be legal under the local laws. If, however, local laws are more restrictive than the Code or the Other Policies, Covered Persons should comply with those laws. Although laws and regulations may sometimes be ambiguous and difficult to interpret, all Covered Persons must make a good faith effort to follow both the letter and the spirit of the law. In addition, although not all Covered Persons are expected to know the details of all applicable laws, rules and regulations, it is important to know enough to determine when to seek advice from appropriate personnel. Questions about compliance with legal and regulatory requirements should be addressed to the CCO or its designee.

Compliance with the federal securities laws is particularly important for the Company’s business. As more fully described in the Insider Trading Policy, Covered Persons are prohibited from trading, either personally or on behalf of others, on the basis of material non-public information or communicating material non-public information to others in violation of the law. Covered Persons are required to fully comply with all applicable trading restrictions contained in the Insider Trading Policy and the Other Policies.

Honest and Ethical Conduct

The Company’s policy is to promote high standards of integrity by conducting its affairs honestly and ethically. All Covered Persons must act with integrity and observe the highest ethical standards of business conduct in their dealings

2022 Proxy Statement        F-1

Exhibit F

with the Company’s clients, service providers, members and others with whom the Company does business, and anyone else with whom they have contact in the course of performing their job.

Fair Dealing

All Covered Persons should endeavor to respect the rights of, and deal fairly with, the Company’s clients, vendors, and competitors. Specifically, the following conduct is prohibited:

•	misappropriating proprietary information;

•	possessing trade secret information obtained without the owner’s consent;

•	inducing disclosure of proprietary information or trade secret information by past or present employees of other companies; and

•	taking unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.

Conflicts of Interest

Covered Persons must avoid situations where their personal interests could conflict or appear to conflict with the interests of the Company. Conflicts of interest may arise when an individual’s position or responsibilities with the Company present an opportunity for personal gain apart from the normal compensation provided through employment. The following guidelines have been developed to assist Covered Persons in avoiding actual as well as perceived conflicts of interest. Covered Persons are required to fully comply with all other applicable restrictions contained in the Other Policies.

Protection and Proper Use of Corporate Funds and Assets. Covered Persons should make every effort to protect the Company’s assets and use them efficiently. The Company’s assets include not only office furnishings, equipment and supplies, but also client lists, marketing materials, business strategies and plans, financial models, due diligence processes, investment programs and other information about the Company’s business. Covered Persons are prohibited from using these assets for their own personal gain and providing any of these assets to others without express prior authorization. The theft of money, property or other assets of the Company will not be tolerated.

Loans. Loans by the Company to, or guarantees by the Company of obligations of, employees or their family members are of special concern and could constitute improper personal benefits to the recipients of such loans or guarantees, depending on the facts and circumstances. Loans by the Company to, or guarantees by the Company of obligations of, any director or executive officer or their family members are expressly prohibited.

Confidential Information. Covered Persons routinely will have access to confidential information (as defined below) about the Company, its clients, service providers, members and others with whom the Company does business.

“Confidential information” includes all non-public information entrusted to or obtained by a Covered Person by reason of his or her position with the Company, whether the information relates to the Company or a third party. Confidential information includes, but is not limited to, non- public information that might be of use to competitors or harmful to the Company or its clients, service providers, members and others with whom the Company does business, if disclosed, such as:

•

non-public information about: (a) the Company’s financial condition, prospects or plans; (b) the Company’s investment and business strategies; and (c) information about mergers and acquisitions, stock splits and divestitures;

•

non-public information about possible transactions with other companies, or about the Company’s clients, investments, suppliers or joint venture partners, that the Company is under an obligation to keep confidential; and

•	non-public information about discussions and deliberations relating to business issues and decisions that take place between and among employees, officers and directors.

So long as this information remains confidential, it should not be disclosed to other employees who do not have a business need to know the information or to non-employees for any reason, except in accordance with established Company procedures. Most of the financial and other information the Company possesses about clients and their

F-2        P10, Inc.

Exhibit F

investment portfolios is subject to their legal rights to privacy. In addition, the Company’s clients are bound by confidentiality restrictions with respect to much of the information they receive from virtually all of the funds and portfolio companies in which they have invested, and Covered Persons should assume that these restrictions apply to the Company as well. It is imperative that all Covered Persons strictly comply with these confidentiality policies in order to protect the Company’s clients’ rights. The duty to protect confidential information of the Company and its clients includes avoiding intentional, as well as unintentional and indirect, disclosure.

Covered Persons should consult with the CCO or its designee when disclosure of confidential information is required by law or regulations, or court, mediator or arbitrator.

Personal Financial Gain. Covered Persons should avoid any outside financial interests that might interfere or unduly influence their decisions or actions on behalf of the Company. Covered Persons may not have any material ownership, business or personal relationship, or other material interest, in any investment or transaction involving a client. This policy does not prohibit investments in or relationships with other companies that do business with the Company so long as the investment or relationship does not interfere with the Covered Person’s exercise of independent judgment in fulfilling responsibilities to the Company. As discussed above and in the Insider Trading Policy, taking advantage of material, non-public information through insider trading is strictly prohibited.

Outside Activities Other than Board Memberships. Covered Persons may be asked by outside parties to serve as a member of an entity other than the Company. Covered Persons must seek approval from the CCO before accepting any such appointment. The CCO will discuss the request with other members of the Company’s senior management and determine whether such membership could likely result in a conflict of interest arising between the Company or the Company’s clients and the Covered Person’s responsibilities to the outside board. If senior management decides that a material conflict of interest currently exists or could exist in the future, the Covered Person will not be permitted to accept the appointment.

Anti-Bribery. Covered Persons must comply with all applicable global anti-bribery and anti- corruption laws, and are prohibited from offering, promising, making, authorizing or providing (directly, or indirectly through third parties) any payments, gifts, or the transfer of anything of value to any person, including government officials and family members of the government officials, in any jurisdiction to influence or reward any action or decision for the Company’s benefit.

Political Contributions. Any political or charitable contributions made by or on behalf of the Company and any solicitations for political or charitable contributions of any kind must be lawful and in compliance with Company policies. This policy applies solely to the use of Company assets and is not intended to discourage or prevent individual employees, officers or directors from making political or charitable contributions or engaging in political or charitable activities on their own behalf. No one may be reimbursed directly or indirectly by the Company for personal political or charitable contributions.

Gifts and Entertainment. The purpose of business entertainment and gifts in a commercial setting is to create goodwill and sound working relationships, not to gain unfair advantage. In general, there must be a legitimate business reason for hosting or attending business entertainment events or receiving or giving gifts. Covered Persons should decline gifts and entertainment if there is no legitimate business reason for acceptance. Business gifts or entertainment that are accepted or provided by Covered Persons should be reasonable, not lavish, and permitted under applicable law. Covered Persons must promptly report to the CCO or its designee all gifts received from or given to any person or entity with whom the Company is doing business, or seeking to do business.

Corporate Opportunities. All business opportunities for personal investment that come to the attention of any Covered Person that in any way relate to the Company’s business are considered “corporate opportunities.” Covered Persons are prohibited from using their position with the Company to appropriate for themselves, or for any affiliate or family member, business opportunities that properly belong to the Company, whether or not those opportunities are discovered through the use of Company property or information or the performance of their duties to the Company; provided, however, if the Company’s disinterested directors determine that the Company will not pursue such an opportunity, a Covered Person may do so.

2022 Proxy Statement        F-3

Exhibit F

Public Disclosure

It is Company policy to make full, fair, accurate, timely and understandable disclosure in compliance with all applicable laws and regulations in all reports and documents that the Company files with, or submits to, the SEC, other regulators and in its other public communications.

Financial Books and Records

Each Covered Person who contributes in any way to the preparation or verification of the Company’s financial statements and other financial information must ensure that the Company’s books, records and accounts are accurately maintained. Each Covered Person must cooperate fully with the Company’s accounting department, as well as the Company’s independent public accountants and counsel.

False or artificial entries may not be made in the Company’s books and records for any reason. Such actions not only are unethical but also could subject the Company and its employees to civil and criminal penalties. No Covered Person may engage in any arrangement or transaction that could be interpreted as misstating or concealing its true nature or purpose. Further, no payment or receipt on behalf of the Company may be approved or made with the intention or understanding that any part of the payment or receipt is to be used for a purpose other than that described in the documents supporting the transaction.

Whistleblowers

The Company will take seriously any report regarding any possible violation of the federal securities laws, violations of any Company policy or other improper or illegal activity, and recognizes the importance of keeping the identity of the reporting person confidential, wherever possible, consistent with the law and the need to conduct an adequate investigation. Where a Covered Person knows or believes that a possible violation of the federal securities laws, Company policy, or some other illegal or improper conduct, has occurred or is ongoing, the Covered Person should promptly report the matter to the CCO, so that the report can be investigated and follow- up action taken.

The Company strictly prohibits any retaliation, unfavorable or adverse employment consequences, and any form of harassment against a Covered Person who has submitted a good-faith report to the Company or who cooperates in a Company investigation. A Covered Person who, directly, indirectly or through a third party, retaliates against a Covered Person who has made a report or cooperated in a Company investigation, or discourages a Covered Person from making a report, shall be subject to disciplinary action, which may include termination of employment. A Covered Person who believes he or she has been subject to retaliation or reprisal as a result of reporting a concern or making a complaint shall immediately report such action to the CCO, so that, as appropriate, the report can be investigated and follow-up action taken.

Nothing contained in this Code, nor in any agreement signed by any Covered Person, prohibits such Covered Person from voluntarily communicating with the SEC or other authorities (including anonymously) regarding possible violations of law or regulations or from recovering whistleblower awards from the SEC.

Administration and Enforcement

All Covered Persons are required to report promptly to the CCO or its designee any violations of this Code, except that any violations by the CCO should be reported to the Company’s President, or submit an anonymous report using one of the alternative reporting options outlined above. All such reports will be kept confidential wherever possible, consistent with the law and the need to conduct an adequate investigation, and the Company will not retaliate in any manner against any Covered Person who reports a violation of this Code. Code violations may result in disciplinary actions, including, but not limited to, warnings, fines, suspensions, demotions or termination of employment. In addition, violations of this Code may also constitute violations of law and may result in criminal penalties and civil liabilities for the offending Covered Person and the Company. All Covered Persons are expected to cooperate in internal investigations of alleged misconduct.

F-4        P10, Inc.

Exhibit F

Violations of the Code will be investigated by the CCO or its designee or by another person or persons designated by the Board, and appropriate action will be taken in the event of any violations of the Code. The CCO or its designee or the Board, as applicable, will consider, among other things, all prior violations by the person involved, regardless of when such violations occurred.

The Compliance Department will review at least annually the adequacy of this Code and the effectiveness of its implementation. Any questions concerning the interpretation of the provisions of this Code should be referred to the CCO.

Waivers

Each of the Board of Directors (in the case of a violation by a director or executive officer) and the CCO (in the case of a violation by any other Covered Person) may, in its discretion, waive any violation of this Code. Any waiver for a director or an executive officer shall only be granted in exigent circumstances and shall be disclosed as required by SEC and NYSE rules.

2022 Proxy Statement        F-5

P10, Inc. 4514 Cole Ave, Suite 1600 Dallas, TX 75205

INTERNET Go To: www.proxypush.com/PX • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote

PHONE Call 1-866-983-6559 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

To attend the meeting in person, please register online at www.proxydocs.com/PX

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

P10, Inc.

The Board of Directors recommends you vote FOR all 3 Class I director nominees listed, and FOR proposals 2 and 3.
1.	Election of Directors

		For	Against	Abstain

Class I Director Nominees (for a three year term):

	1a. C. Clark Webb	☐	☐	☐

	1b. Scott Gwilliam	☐	☐	☐

	1c. Edwin Poston	☐	☐	☐

		For	Against	Abstain

2.	The Amendment to the 2021 Stock Incentive Plan to increase the number of shares issuable under the Plan by 5,000,000 shares	☐	☐	☐

3.	Ratification of the appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.		☐	☐

		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and the 2021 Annual Report on Form 10-K are available at www.proxypush.com/PX.

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

P10, Inc.

Annual Meeting of Stockholders

Friday, June 17, 2022 at 9:00 a.m., local time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robert Alpert and C. Clark Webb, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of P10, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2022 Annual Meeting of Stockholders of the company to be held Friday, June 17, 2022, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side